Exhibit 99.5

Deutsche Bank

Financial Data Supplement Q4 2022

IASB version

February 2, 2023

Q4 2022 Financial Data Supplement

Due to rounding, numbers presented throughout this document may not sum precisely to the totals we provide and percentages may not precisely reflect the absolute figures.

All segment figures reflect the segment composition as of the fourth quarter 2022.

The figures in this document are preliminary and unaudited. Annual Report 2022 and SEC Form 20-F are scheduled to be published on March 17, 2023.

To reflect reporting obligations in Germany and the U.S., Deutsche Bank has prepared separate sets of interim financial information since the first quarter 2020 (i.e. locally: based on IFRS as endorsed by the EU; U.S.: based on IFRS as issued by the IASB).

This Financial Data Supplement is presented under IFRS as issued by the IASB. The Bank is filing its Interim and Annual Reports under IFRS as adopted by the IASB with the U.S. SEC (https://www.db.com/ir/en/sec-filings-for-financial-results.htm).

The Financial Data Supplement presented under IFRS as endorsed by the EU is available on the bank's website (https://www.db.com/ir/en/quarterly-results.htm).

Summary

	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Group financial targets														
Post-tax return on average tangible shareholders' equity[1,2,3]	0.2%	9.0%	5.6%	1.3%	0.3%	4.0%	7.3%	14.0%	3.8%	11.4%	9.1%	11.1ppt	7.6ppt	5.1ppt
Common Equity Tier 1 capital ratio[1,6,19]	13.6%	13.7%	13.2%	13.0%	13.2%	13.2%	12.8%	13.0%	13.3%	13.4%	13.4%	0.1ppt	0.0ppt	0.1ppt
Leverage ratio[1,7,19,21]	4.7%	4.6%	4.7%	4.7%	4.9%	4.9%	4.6%	4.3%	4.3%	4.6%	4.6%	(0.3)ppt	0.3ppt	(0.3)ppt
Key financial metrics														
Statement of income														
Total net revenues, in € bn.	24.0	7.5	6.2	6.0	5.8	25.5	7.2	7.7	6.2	6.0	27.1	4.5%	(2.5)%	6.0%
Provision for credit losses, in € bn.	1.8	0.1	0.1	0.1	0.3	0.5	0.3	0.2	0.3	0.4	1.2	38.1%	0.3%	137.8%
Noninterest expenses, in € bn.	21.2	5.6	5.0	5.4	5.6	21.5	5.4	4.9	5.0	5.2	20.4	(6.7)%	4.8%	(5.2)%
Adjusted costs ex-transformation charges, in € bn.[4,5]	19.9	5.3	4.6	4.7	5.0	19.6	5.3	4.7	4.8	4.9	19.8	(1.8)%	0.3%	1.1%
Profit (loss) before tax, in € bn.	1.0	1.9	1.2	0.5	(0.1)	3.5	1.5	2.6	0.9	0.5	5.4	N/M	(45.3)%	54.8%
Profit (loss), in € bn.	0.6	1.2	0.8	0.3	0.2	2.6	1.1	2.0	0.6	1.8	5.6	N/M	170.6%	114.0%
Profit (loss) attributable to Deutsche Bank shareholders, in € bn.	0.1	1.1	0.7	0.2	0.0	2.0	1.0	1.9	0.5	1.6	4.9	N/M	N/M	143.0%
Balance sheet														
Total assets, in € bn.[6]	1,325	1,317	1,321	1,327	1,325	1,325	1,346	1,392	1,505	1,344	1,344	1%	(11)%	1%
Net assets (adjusted), in € bn.[1,6]	962	987	992	1,003	1,003	1,003	1,019	1,044	1,073	1,026	1,026	2%	(4)%	2%
Average interest earning assets, in € bn.[6]	909	913	924	947	963	938	968	974	1,003	996	987	3%	(1)%	5%
Loans (gross of allowance for loan losses), in € bn.[6]	432	441	446	457	477	477	484	499	510	496	496	4%	(3)%	4%
Average loans (gross of allowance for loan losses), in € bn.[6]	438	434	439	449	465	447	480	490	503	505	494	9%	0%	11%
Deposits, in € bn.[6]	568	578	581	586	604	604	607	617	638	629	629	4%	(1)%	4%
Allowance for loan losses, in € bn.[6]	4.8	4.8	4.8	4.8	4.8	4.8	4.9	4.8	5.0	4.8	4.8	1%	(4)%	1%
Shareholders' equity, in € bn.[6]	55	56	57	57	58	58	59	61	62	62	62	6%	0%	6%
Resources														
Risk-weighted assets, in € bn.[6]	329	330	345	351	352	352	364	370	369	360	360	2%	(2)%	2%
of which: operational risk RWA, in € bn.[6]	69	66	67	65	62	62	60	59	58	58	58	(5)%	(0)%	(5)%
Leverage exposure, in € bn.[6,7]	1,078	1,105	1,111	1,119	1,125	1,125	1,164	1,280	1,310	1,240	1,240	10%	(5)%	10%
Tangible shareholders' equity (tangible book value), in € bn.	49	50	51	51	52	52	52	54	55	55	55	7%	1%	7%
High-quality liquid assets (HQLA), in € bn.	213	220	224	217	207	207	214	207	227	219	219	6%	(4)%	6%
Liquidity reserves, in € bn.	243	243	254	249	241	241	246	244	262	256	256	6%	(2)%	6%
Employees (full-time equivalent)[6]	84,659	84,389	83,797	84,512	82,969	82,969	83,000	82,915	84,556	84,930	84,930	2%	0%	2%
Branches[6]	1,891	1,863	1,845	1,805	1,709	1,709	1,669	1,598	1,572	1,536	1,536	(10)%	(2)%	(10)%
Ratios														
Post-tax return on average shareholders' equity[1,3]	0.2%	8.0%	5.0%	1.2%	0.3%	3.6%	6.5%	12.6%	3.4%	10.2%	8.2%	9.9ppt	6.8ppt	4.6ppt
Cost/income ratio[1]	88.4%	73.8%	80.1%	89.6%	96.7%	84.2%	74.8%	63.3%	80.4%	86.3%	75.3%	(10.4)ppt	6.0ppt	(8.9)ppt
Provision for credit losses (bps of average loans)	40.9	6.4	6.8	10.4	21.9	11.5	24.4	19.0	27.8	27.8	24.8	5.9bps	(0.0)bps	13.3bps
Loan-to-deposit ratio	76.0%	76.2%	76.6%	77.9%	78.9%	78.9%	79.7%	80.8%	80.0%	78.8%	78.8%	(0.1)ppt	(1.1)ppt	(0.1)ppt
Leverage ratio (reported/phase-in)[1,19]	4.8%	4.7%	4.8%	4.8%	4.9%	4.9%	4.6%	4.3%	4.3%	4.6%	4.6%	(0.4)ppt	0.3ppt	(0.4)ppt
Liquidity coverage ratio	145%	146%	143%	137%	133%	133%	135%	133%	136%	142%	142%	8ppt	5ppt	8ppt
Per share information														
Basic earnings per share[9]	€ 0.06	€ 0.58	€ 0.21	€ 0.13	€ 0.08	€ 1.00	€ 0.52	€ 0.73	€ 0.29	€ 0.83	€ 2.37	N/M	180%	138%
Diluted earnings per share[1,9]	€ 0.06	€ 0.56	€ 0.21	€ 0.13	€ 0.08	€ 0.97	€ 0.50	€ 0.72	€ 0.29	€ 0.81	€ 2.32	N/M	179%	139%
Book value per basic share outstanding[1]	€ 26.03	€ 26.86	€ 27.06	€ 27.40	€ 27.66	€ 27.66	€ 28.06	€ 29.08	€ 29.62	€ 29.65	€ 29.65	7%	0%	7%
Tangible book value per basic share outstanding[1]	€ 23.18	€ 23.95	€ 24.15	€ 24.54	€ 24.76	€ 24.76	€ 25.12	€ 26.03	€ 26.47	€ 26.61	€ 26.61	7%	1%	7%

For footnotes please refer to page 30.

Consolidated statement of income

(in € m)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Interest and similar income	17,954	4,275	3,994	4,191	4,313	16,773	4,478	5,323	6,474	8,174	24,449	90%	26%	46%
Interest expense	6,405	1,479	1,342	1,423	1,412	5,655	1,625	1,959	2,717	4,166	10,466	195%	53%	85%
Net interest income	**11,548**	**2,796**	**2,652**	**2,768**	**2,901**	**11,117**	**2,853**	**3,364**	**3,758**	**4,008**	**13,983**	**38%**	**7%**	**26%**
Provision for credit losses	1,792	69	75	117	254	515	292	233	350	351	1,226	38%	0%	138%
Net interest income after provision for credit losses	**9,756**	**2,727**	**2,577**	**2,651**	**2,647**	**10,602**	**2,561**	**3,131**	**3,408**	**3,657**	**12,757**	**38%**	**7%**	**20%**
Commissions and fee income	9,424	2,739	2,574	2,634	2,987	10,934	2,756	2,501	2,400	2,180	9,838	(27)%	(9)%	(10)%
Net gains (losses) on financial assets/liabilities at fair value through P&L	2,332	1,601	983	673	(118)	3,139	1,305	1,815	24	(181)	2,962	53%	N/M	(6)%
Net gains (losses) on financial assets at fair value through OCI	323	107	22	59	48	237	5	(39)	(22)	(160)	(216)	N/M	N/M	N/M
Net gains (losses) on financial assets at amortized cost	311	(1)	6	0	(4)	1	(1)	(4)	5	(2)	(2)	(39)%	N/M	N/M
Net income (loss) from equity method investments	120	25	40	(8)	42	98	29	67	94	(37)	152	N/M	N/M	56%
Other income (loss)	(48)	281	(33)	(130)	(105)	13	242	(5)	(94)	203	346	N/M	N/M	N/M
Total noninterest income	**12,463**	**4,753**	**3,591**	**3,227**	**2,851**	**14,421**	**4,335**	**4,335**	**2,407**	**2,003**	**13,080**	**(30)%**	**(17)%**	**(9)%**
Memo: Net revenues	**24,011**	**7,549**	**6,243**	**5,995**	**5,752**	**25,538**	**7,188**	**7,699**	**6,155**	**6,011**	**27,063**	**5%**	**(2)%**	**6%**
Compensation and benefits	10,471	2,631	2,551	2,520	2,715	10,418	2,657	2,690	2,706	2,659	10,712	(2)%	(2)%	3%
General and administrative expenses	10,259	2,926	2,361	2,840	2,693	10,821	2,764	2,217	2,252	2,495	9,728	(7)%	11%	(10)%
Impairment of goodwill and other intangible assets	0	0	0	3	2	5	0	0	0	68	68	N/M	N/M	N/M
Restructuring activities	485	17	86	5	154	261	(43)	(36)	(5)	(33)	(118)	N/M	N/M	N/M
Noninterest expenses	**21,216**	**5,574**	**4,998**	**5,369**	**5,564**	**21,505**	**5,377**	**4,870**	**4,954**	**5,189**	**20,390**	**(7)%**	**5%**	**(5)%**
Profit (loss) before tax	**1,003**	**1,905**	**1,170**	**509**	**(66)**	**3,518**	**1,519**	**2,596**	**861**	**471**	**5,447**	**N/M**	**(45)%**	**55%**
Income tax expense (benefit)	391	661	333	208	(280)	923	398	561	214	(1,280)	(107)	N/M	N/M	N/M
Profit (loss)	**612**	**1,244**	**837**	**300**	**214**	**2,595**	**1,121**	**2,035**	**647**	**1,751**	**5,554**	**N/M**	**171%**	**114%**
Profit (loss) attributable to noncontrolling interests	129	36	33	23	52	144	40	33	33	28	134	(46)%	(15)%	(7)%
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	**483**	**1,208**	**804**	**277**	**162**	**2,451**	**1,080**	**2,002**	**614**	**1,723**	**5,420**	**N/M**	**181%**	**121%**
Ratios[1]														
Net interest margin	1.3%	1.2%	1.1%	1.2%	1.2%	1.2%	1.2%	1.4%	1.5%	1.6%	1.4%	0.4ppt	0.1ppt	0.2ppt
Average yield on loans	2.6%	2.4%	2.4%	2.4%	2.3%	2.4%	2.3%	2.5%	3.1%	3.6%	2.9%	1.3ppt	0.5ppt	0.5ppt
Cost/income ratio	88.4%	73.8%	80.1%	89.6%	96.7%	84.2%	74.8%	63.3%	80.4%	86.3%	75.3%	(10.4)ppt	6.0ppt	(8.9)ppt
Compensation ratio	43.6%	34.9%	40.9%	42.0%	47.2%	40.8%	37.0%	34.9%	43.9%	44.2%	39.6%	(3.0)ppt	0.3ppt	(1.2)ppt
Noncompensation ratio	44.7%	39.0%	39.2%	47.5%	49.5%	43.4%	37.8%	28.3%	36.5%	42.1%	35.8%	(7.4)ppt	5.6ppt	(7.7)ppt
Costs														
Noninterest expenses	**21,216**	**5,574**	**4,998**	**5,369**	**5,564**	**21,505**	**5,377**	**4,870**	**4,954**	**5,189**	**20,390**	**(7)%**	**5%**	**(5)%**
Impairment of goodwill and other intangible assets	0	0	0	3	2	5	0	0	0	68	68	N/M	N/M	N/M
Litigation charges, net	158	78	148	85	155	466	26	116	45	227	413	46%	N/M	(11)%
Restructuring and severance	688	58	123	38	251	470	(33)	(13)	30	9	(6)	(96)%	(70)%	N/M
Adjusted costs	**20,370**	**5,439**	**4,727**	**5,243**	**5,155**	**20,564**	**5,385**	**4,767**	**4,878**	**4,885**	**19,915**	**(5)%**	**0%**	**(3)%**
Transformation charges[1]	490	116	99	583	204	1,003	38	39	32	22	132	(89)%	(31)%	(87)%
Adjusted costs ex-transformation charges[1]	**19,880**	**5,322**	**4,628**	**4,660**	**4,951**	**19,561**	**5,346**	**4,727**	**4,846**	**4,863**	**19,782**	**(2)%**	**0%**	**1%**

For footnotes please refer to page 30.

Consolidated balance sheet - Assets

(In € m.)	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Dec 31, 2022 vs. Dec 31, 2021
Assets										
Cash and central bank balances	166,208	179,981	198,268	196,892	192,021	167,408	177,070	182,050	178,896	(7)%
Interbank balances without central banks	9,130	11,797	8,359	7,570	7,342	10,298	7,902	9,592	7,195	(2)%
Central bank funds sold and securities purchased under resale agreements	8,533	8,650	8,519	8,752	8,368	8,795	9,121	10,345	11,478	37%
Securities borrowed	0	37	33	223	63	232	164	(0)	(0)	N/M
Trading assets	107,929	109,830	112,120	121,016	102,396	112,493	103,953	108,509	92,867	(9)%
Positive market values from derivative financial instruments	343,493	290,616	273,890	277,160	299,732	292,011	322,984	395,010	299,856	0%
Non-trading financial assets mandatory at fair value through P&L	76,121	84,090	83,412	81,179	88,965	83,023	88,723	83,696	89,654	1%
Financial assets designated at fair value through profit or loss	437	158	90	134	140	140	96	102	168	20%
Total financial assets at fair value through profit or loss	527,980	484,695	469,511	479,489	491,233	487,667	515,756	587,317	482,545	(2)%
Financial assets at fair value through OCI	55,834	41,671	37,186	32,564	28,979	31,475	31,515	35,109	31,675	9%
Equity method investments	901	1,062	1,110	1,081	1,091	1,069	1,185	1,244	1,124	3%
Loans at amortized cost	426,691	435,722	440,747	451,985	472,069	478,683	493,904	505,437	491,175	4%
Property and equipment	5,549	5,457	5,378	5,317	5,536	5,563	5,595	5,955	6,103	10%
Goodwill and other intangible assets	6,725	6,852	6,846	6,725	6,824	6,902	7,155	7,399	7,092	4%
Other assets	110,360	134,671	137,941	129,074	103,784	139,883	135,104	153,386	118,124	14%
Assets for current tax	986	958	1,036	1,060	1,214	1,237	1,429	1,514	1,584	30%
Deferred tax assets	6,063	5,840	5,800	5,799	6,180	6,415	6,020	6,125	7,225	17%
Total assets	**1,324,961**	**1,317,392**	**1,320,734**	**1,326,532**	**1,324,705**	**1,345,627**	**1,391,918**	**1,505,473**	**1,344,217**	**1%**

Consolidated balance sheet - Liabilities and total equity

(In € m.)	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Dec 31, 2022 vs. Dec 31, 2021
Liabilities and equity										
Deposits	567,745	577,858	581,490	586,053	604,396	606,510	617,144	638,272	629,183	4%
Central bank funds purchased and securities sold under repurchase agreements	2,325	3,022	3,144	2,077	747	936	1,213	1,715	573	(23)%
Securities loaned	1,697	1,536	1,123	1,166	24	20	8	30	13	(48)%
Trading liabilities	44,316	51,521	56,121	56,272	54,718	63,226	58,970	58,339	50,616	(7)%
Negative market values from derivative financial instruments	327,775	275,577	264,564	264,214	287,109	271,847	303,482	377,900	282,418	(2)%
Financial liabilities designated at fair value through profit or loss	46,582	47,911	52,921	59,389	58,468	50,090	60,101	57,141	54,634	(7)%
Investment contract liabilities	526	547	560	557	562	559	494	474	469	(16)%
Financial liabilities at fair value through profit or loss	419,199	375,556	374,167	380,432	400,857	385,722	423,047	493,854	388,138	(3)%
Other short-term borrowings	3,553	4,723	3,428	3,128	4,034	4,456	5,189	6,251	5,122	27%
Other liabilities	114,208	136,239	137,847	134,752	97,795	130,862	127,179	144,197	113,648	16%
Provisions	2,430	2,734	2,556	2,507	2,641	3,176	2,539	2,546	2,449	(7)%
Liabilities for current tax	574	781	884	798	600	711	690	551	388	(35)%
Deferred tax liabilities	561	560	507	523	498	639	866	600	538	8%
Long-term debt	149,163	149,296	149,139	147,961	144,485	143,414	143,924	146,044	131,525	(9)%
Trust preferred securities	1,321	1,334	1,044	1,034	528	518	521	503	500	(5)%
Total liabilities	**1,262,777**	**1,253,641**	**1,255,328**	**1,260,430**	**1,256,606**	**1,276,962**	**1,322,319**	**1,434,562**	**1,272,076**	**1%**
Total shareholders' equity	**54,774**	**56,284**	**56,748**	**57,402**	**58,096**	**58,597**	**60,502**	**61,717**	**61,772**	**6%**
Additional equity components[10]	5,824	5,825	7,068	7,067	8,305	8,312	7,328	7,327	8,578	3%
Noncontrolling interests	1,587	1,642	1,591	1,634	1,698	1,756	1,769	1,867	1,791	6%
Total equity	**62,184**	**63,751**	**65,406**	**66,102**	**68,099**	**68,665**	**69,599**	**70,911**	**72,141**	**6%**
Total liabilities and equity	**1,324,961**	**1,317,392**	**1,320,734**	**1,326,532**	**1,324,705**	**1,345,627**	**1,391,918**	**1,505,473**	**1,344,217**	**1%**

For footnotes please refer to page 30.

Net revenues - segment view [11]

(in € m)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Corporate Bank														
Corporate Treasury Services	3,119	807	737	754	826	3,125	917	962	963	1,045	3,886	26%	8%	24%
Institutional Client Services	1,280	315	313	327	345	1,299	350	394	400	442	1,586	28%	10%	22%
Business Banking	747	192	179	174	181	726	194	195	200	273	863	51%	37%	19%
Total Corporate Bank	**5,146**	**1,314**	**1,230**	**1,255**	**1,352**	**5,151**	**1,461**	**1,551**	**1,564**	**1,760**	**6,335**	**30%**	**13%**	**23%**
of which:														
Net interest income	2,883	707	543	645	710	2,605	780	825	894	1,129	3,628	59%	26%	39%
Commission and fee income	2,078	548	533	550	572	2,203	569	622	596	567	2,354	(1)%	(5)%	7%
Remaining income	185	59	154	61	69	343	112	104	73	64	354	(8)%	(12)%	3%
Investment Bank														
Fixed Income, Currency (FIC) Sales & Trading	7,074	2,469	1,811	1,585	1,198	7,063	2,840	2,385	2,193	1,517	8,935	27%	(31)%	26%
Origination & Advisory	2,114	655	623	648	681	2,608	474	232	95	196	998	(71)%	106%	(62)%
Other	99	(28)	(40)	(5)	33	(40)	10	28	83	(37)	84	N/M	N/M	N/M
Total Investment Bank	**9,286**	**3,097**	**2,394**	**2,227**	**1,913**	**9,631**	**3,323**	**2,646**	**2,372**	**1,675**	**10,016**	**(12)%**	**(29)%**	**4%**
Private Bank														
Private Bank Germany	4,989	1,346	1,198	1,196	1,268	5,008	1,358	1,326	1,291	1,353	5,327	7%	5%	6%
International Private Bank	3,136	831	820	803	772	3,226	863	834	977	1,154	3,828	49%	18%	19%
Premium Banking	905	246	229	234	237	945	251	235	215	252	953	6%	17%	1%
Wealth Management & Bank for Entrepreneurs	2,232	585	591	569	536	2,281	612	598	762	902	2,874	68%	18%	26%
Total Private Bank	**8,125**	**2,178**	**2,018**	**1,999**	**2,040**	**8,234**	**2,220**	**2,160**	**2,268**	**2,507**	**9,155**	**23%**	**11%**	**11%**
of which:														
Net interest income	4,499	1,172	1,147	1,149	1,133	4,601	1,183	1,274	1,287	1,479	5,223	31%	15%	14%
Commission and fee income	3,052	889	737	735	846	3,207	957	783	759	657	3,157	(22)%	(13)%	(2)%
Remaining income	574	117	134	114	61	426	80	102	222	371	775	N/M	67%	82%
Asset Management														
Management Fees	2,136	547	584	609	629	2,370	621	619	626	593	2,458	(6)%	(5)%	4%
Performance & Transaction Fees	90	40	19	27	126	212	26	31	38	30	125	(76)%	(20)%	(41)%
Other	3	50	23	20	33	126	35	6	(3)	(14)	24	N/M	N/M	(81)%
Total Asset Management	**2,229**	**637**	**626**	**656**	**789**	**2,708**	**682**	**656**	**661**	**609**	**2,608**	**(23)%**	**(8)%**	**(4)%**
Corporate & Other	**(552)**	**242**	**(1)**	**(106)**	**(347)**	**(212)**	**(492)**	**679**	**(682)**	**(529)**	**(1,024)**	**52%**	**(23)%**	**N/M**
Core Bank[1]	**24,236**	**7,468**	**6,257**	**6,031**	**5,747**	**25,512**	**7,196**	**7,692**	**6,181**	**6,023**	**27,090**	**5%**	**(3)%**	**6%**
Capital Release Unit	**(225)**	**81**	**(24)**	**(36)**	**5**	**26**	**(6)**	**7**	**(17)**	**(12)**	**(28)**	**N/M**	**(30)%**	**N/M**
Net revenues	**24,011**	**7,549**	**6,243**	**5,995**	**5,752**	**25,538**	**7,188**	**7,699**	**6,165**	**6,011**	**27,063**	**5%**	**(2)%**	**6%**

For footnotes please refer to page 30.

Corporate Bank

(in € m, unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Corporate Treasury Services	3,119	807	737	754	826	3,125	917	962	963	1,045	3,886	26%	8%	24%
Institutional Client Services	1,280	315	313	327	345	1,299	350	394	400	442	1,586	28%	10%	22%
Business Banking	747	192	179	174	181	726	194	195	200	273	863	51%	37%	19%
Total net revenues	**5,146**	**1,314**	**1,230**	**1,255**	**1,352**	**5,151**	**1,461**	**1,551**	**1,564**	**1,760**	**6,335**	**30%**	**13%**	**23%**
of which:														
Net interest income	2,883	707	543	645	710	2,605	780	825	894	1,129	3,628	59%	26%	39%
Commission and fee income	2,078	548	533	550	572	2,203	569	622	596	567	2,354	(1)%	(5)%	7%
Remaining income	185	59	154	61	69	343	112	104	73	64	354	(8)%	(12)%	3%
Provision for credit losses	364	(21)	(20)	(10)	47	(3)	148	56	75	56	335	18%	(26)%	N/M
Compensation and benefits	1,402	360	355	351	381	1,447	352	356	362	352	1,421	(8)%	(3)%	(2)%
General and administrative expenses	2,805	727	640	610	671	2,649	667	607	630	642	2,547	(4)%	2%	(4)%
Impairment of goodwill and other intangible assets	0	0	0	3	2	5	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	28	12	5	4	21	42	(0)	(2)	(1)	(15)	(19)	N/M	N/M	N/M
Noninterest expenses	**4,235**	**1,099**	**1,000**	**969**	**1,074**	**4,143**	**1,020**	**960**	**991**	**978**	**3,949**	**(9)%**	**(1)%**	**(5)%**
Noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) before tax	**547**	**235**	**250**	**296**	**230**	**1,011**	**293**	**534**	**498**	**725**	**2,051**	**N/M**	**46%**	**103%**
Balance sheet and resources														
Employees (front office, full-time equivalent)[6]	7,654	7,601	7,558	7,563	7,428	7,428	7,409	7,324	7,421	7,425	7,425	(0)%	0%	(0)%
Employees (business-aligned operations, full-time equivalent)[6]	5,739	5,940	5,928	6,039	5,864	5,864	5,916	5,981	6,359	6,555	6,555	12%	3%	12%
Total employees (directly managed, full-time equivalent)[6]	13,393	13,541	13,487	13,601	13,292	13,292	13,325	13,305	13,780	13,980	13,980	5%	1%	5%
Assets[6,12]	237,675	246,099	245,482	251,264	245,716	245,716	248,857	257,831	267,507	257,900	257,900	5%	(4)%	5%
Risk-weighted assets[6]	57,483	61,403	61,578	62,353	65,406	65,406	70,843	72,057	76,582	74,303	74,303	14%	(3)%	14%
of which: operational risk RWA[6]	6,029	5,842	6,055	5,743	5,571	5,571	5,469	5,328	5,272	5,304	5,304	(5)%	1%	(5)%
Leverage exposure[6,7,8]	273,959	286,728	291,867	300,761	299,892	299,892	305,195	316,723	327,910	320,767	320,767	7%	(2)%	7%
Deposits[6]	252,369	257,985	256,679	261,644	270,177	270,177	271,378	275,201	291,275	288,660	288,660	7%	(1)%	7%
Loans (gross of allowance for loan losses)[6]	114,583	116,993	116,495	119,393	122,310	122,310	124,933	128,965	128,899	121,543	121,543	(1)%	(6)%	(1)%
Average loans (gross of allowance for loan losses)[6]	114,583	114,124	115,051	116,781	120,078	116,251	122,893	125,605	127,801	125,399	124,922	4%	(2)%	7%
Allowance for loan losses[6]	1,245	1,245	1,131	1,126	1,041	1,041	1,181	1,146	1,191	1,163	1,163	12%	(2)%	12%
Performance measures and ratios[1]														
Net interest margin	2.3%	2.3%	1.8%	2.1%	2.2%	2.1%	2.4%	2.5%	2.6%	3.4%	2.7%	1.1ppt	0.7ppt	0.6ppt
Provision for credit losses (bps of average loans)	31.7	(7.2)	(6.9)	(3.3)	15.7	(0.3)	48.2	17.8	23.5	17.7	26.8	2.0bps	(5.8)bps	27.0bps
Cost/income ratio	82.3%	83.7%	81.3%	77.2%	79.5%	80.4%	69.8%	61.9%	63.4%	55.6%	62.3%	(23.9)ppt	(7.8)ppt	(18.1)ppt
Post-tax return on average shareholders' equity[3]	3.2%	6.0%	6.2%	7.4%	5.5%	6.3%	6.8%	12.4%	11.0%	15.3%	11.6%	9.8ppt	4.4ppt	5.3ppt
Post-tax return on average tangible shareholders' equity[2,3]	3.4%	6.4%	6.7%	8.0%	5.9%	6.8%	7.3%	13.4%	11.9%	16.6%	12.5%	10.7ppt	4.7ppt	5.7ppt
Costs														
Noninterest expenses	**4,235**	**1,099**	**1,000**	**969**	**1,074**	**4,143**	**1,020**	**960**	**991**	**978**	**3,949**	**(9)%**	**(1)%**	**(5)%**
Impairment of goodwill and other intangible assets	0	0	0	3	2	5	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	99	(0)	2	1	(1)	2	(0)	5	7	11	23	N/M	58%	N/M
Restructuring and severance	79	25	18	10	59	111	3	1	6	(17)	(6)	N/M	N/M	N/M
Adjusted costs	**4,058**	**1,075**	**980**	**955**	**1,015**	**4,025**	**1,017**	**955**	**977**	**984**	**3,933**	**(3)%**	**1%**	**(2)%**
Transformation charges[1]	59	11	11	12	23	58	4	4	4	3	16	(85)%	(15)%	(72)%
Adjusted costs ex-transformation charges	**3,999**	**1,063**	**969**	**943**	**992**	**3,967**	**1,012**	**950**	**973**	**981**	**3,917**	**(1)%**	**1%**	**(1)%**

For footnotes please refer to page 30.

Investment Bank

(in € m, unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Fixed Income, Currency (FIC) Sales & Trading	7,074	2,469	1,811	1,585	1,198	7,063	2,840	2,385	2,193	1,517	8,935	27%	(31)%	26%
Debt Origination	1,500	385	399	416	373	1,573	307	21	6	78	412	(79)%	N/M	(74)%
Equity Origination	369	199	114	114	116	544	34	45	(2)	23	101	(80)%	N/M	(81)%
Advisory	244	71	110	118	192	491	134	166	91	94	485	(51)%	3%	(1)%
Origination & Advisory	2,114	655	623	648	681	2,608	474	232	95	196	998	(71)%	106%	(62)%
Other	99	(28)	(40)	(5)	33	(40)	10	28	83	(37)	84	N/M	N/M	N/M
Total net revenues	**9,286**	**3,097**	**2,394**	**2,227**	**1,913**	**9,631**	**3,323**	**2,646**	**2,372**	**1,675**	**10,016**	**(12)%**	**(29)%**	**4%**
Provision for credit losses	690	0	2	37	64	104	36	72	132	78	319	22%	(41)%	N/M
Compensation and benefits	2,079	533	532	520	612	2,197	611	588	579	597	2,376	(2)%	3%	8%
General and administrative expenses	3,325	1,073	804	823	888	3,587	1,166	922	833	884	3,805	(0)%	6%	6%
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	14	1	11	(0)	35	47	1	2	10	2	15	(95)%	(81)%	(68)%
Noninterest expenses	**5,418**	**1,607**	**1,347**	**1,343**	**1,535**	**5,831**	**1,778**	**1,512**	**1,423**	**1,483**	**6,196**	**(3)%**	**4%**	**6%**
Noncontrolling interests	11	1	(2)	(12)	(4)	(17)	1	2	3	8	15	N/M	169%	N/M
Profit (loss) before tax	**3,166**	**1,489**	**1,046**	**860**	**318**	**3,714**	**1,508**	**1,059**	**813**	**106**	**3,487**	**(67)%**	**(87)%**	**(6)%**
Balance sheet and resources														
Employees (front office, full-time equivalent)[6]	4,264	4,222	4,142	4,257	4,213	4,213	4,222	4,196	4,360	4,335	4,335	3%	(1)%	3%
Employees (business-aligned operations, full-time equivalent)[6]	3,228	3,026	3,009	3,059	2,939	2,939	2,971	3,009	3,217	3,322	3,322	13%	3%	13%
Total employees (directly managed, full-time equivalent)[6]	7,492	7,248	7,151	7,316	7,152	7,152	7,193	7,206	7,576	7,657	7,657	7%	1%	7%
Assets[6,12]	573,536	574,255	585,743	595,823	615,906	615,906	663,800	706,262	818,601	676,714	676,714	10%	(17)%	10%
Risk-weighted assets[6]	128,292	126,499	138,479	139,589	140,600	140,600	144,744	144,227	144,068	139,442	139,442	(1)%	(3)%	(1)%
of which: operational risk RWA[6]	27,115	25,723	25,952	25,329	25,031	25,031	24,764	24,407	23,499	23,155	23,155	(7)%	(1)%	(7)%
Leverage exposure[6,7,8]	476,097	493,683	509,014	511,060	530,361	530,361	547,164	556,908	583,859	529,506	529,506	(0)%	(9)%	(0)%
Deposits[6]	3,998	4,061	4,442	8,406	12,819	12,819	13,404	16,823	16,655	16,408	16,408	28%	(1)%	28%
Loans (gross of allowance for loan losses)[6]	69,218	71,248	74,712	80,199	92,966	92,966	93,892	99,339	105,268	103,072	103,072	11%	(2)%	11%
Average loans (gross of allowance for loan losses)[6]	69,218	69,952	71,723	76,820	84,979	75,980	93,857	96,110	101,941	105,208	99,228	24%	3%	31%
Allowance for loan losses[6]	533	534	544	570	593	593	591	617	731	730	730	23%	(0)%	23%
Performance measures and ratios[1]														
Provision for credit losses (bps of average loans)	99.7	0.2	1.4	19.1	30.1	13.6	15.2	30.1	51.9	29.7	32.1	(0.5)bps	(22.2)bps	18.5bps
Cost/income ratio	58.3%	51.9%	56.3%	60.3%	80.2%	60.5%	53.5%	57.1%	60.0%	88.5%	61.9%	8.3ppt	28.5ppt	1.3ppt
Post-tax return on average shareholders' equity[3]	9.2%	17.7%	11.9%	9.3%	2.8%	10.3%	16.0%	10.9%	8.3%	0.1%	8.8%	(2.6)ppt	(8.2)ppt	(1.5)ppt
Post-tax return on average tangible shareholders' equity[2,3]	9.7%	18.6%	12.5%	9.7%	2.9%	10.7%	16.7%	11.4%	8.7%	0.1%	9.2%	(2.8)ppt	(8.6)ppt	(1.6)ppt
Costs														
Noninterest expenses	**5,418**	**1,607**	**1,347**	**1,343**	**1,535**	**5,831**	**1,778**	**1,512**	**1,423**	**1,483**	**6,196**	**(3)%**	**4%**	**6%**
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	20	12	5	18	63	99	2	115	(7)	56	166	(11)%	N/M	68%
Restructuring and severance	26	7	24	11	46	87	3	8	21	12	44	(74)%	(42)%	(49)%
Adjusted costs	**5,373**	**1,587**	**1,319**	**1,314**	**1,426**	**5,645**	**1,773**	**1,389**	**1,409**	**1,414**	**5,986**	**(1)%**	**0%**	**6%**
Transformation charges[1]	84	13	12	12	23	60	0	0	0	0	0	N/M	N/M	N/M
Adjusted costs ex-transformation charges	**5,289**	**1,574**	**1,307**	**1,302**	**1,403**	**5,585**	**1,773**	**1,389**	**1,409**	**1,414**	**5,986**	**1%**	**0%**	**7%**

For footnotes please refer to page 30.

Private Bank

(in € m, unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Private Bank Germany	4,989	1,346	1,198	1,196	1,268	5,008	1,358	1,326	1,291	1,353	5,327	7%	5%	6%
International Private Bank	3,136	831	820	803	772	3,226	863	834	977	1,154	3,828	49%	18%	19%
Premium Banking	905	246	229	234	237	945	251	235	215	252	953	6%	17%	1%
Wealth Management & Bank for Entrepreneurs	2,232	585	591	569	536	2,281	612	598	762	902	2,874	68%	18%	26%
Total net revenues	**8,126**	**2,178**	**2,018**	**1,999**	**2,040**	**8,234**	**2,220**	**2,160**	**2,268**	**2,507**	**9,155**	**23%**	**11%**	**11%**
of which:														
Net interest income	4,499	1,172	1,147	1,149	1,133	4,601	1,183	1,274	1,287	1,479	5,223	31%	15%	14%
Commission and fee income	3,052	889	737	735	846	3,207	957	783	759	657	3,157	(22)%	(13)%	(2)%
Remaining income	574	117	134	114	61	426	80	102	222	371	775	N/M	67%	82%
Provision for credit losses	711	98	117	92	139	446	101	96	161	224	583	61%	40%	31%
Compensation and benefits	2,867	720	683	693	718	2,813	684	702	699	705	2,791	(2)%	1%	(1)%
General and administrative expenses	4,242	1,088	1,165	1,056	1,139	4,447	1,062	933	975	944	3,915	(17)%	(3)%	(12)%
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	413	2	69	3	98	173	(45)	(35)	(14)	(19)	(113)	N/M	32%	N/M
Noninterest expenses	**7,522**	**1,810**	**1,916**	**1,752**	**1,955**	**7,433**	**1,702**	**1,601**	**1,660**	**1,631**	**6,593**	**(17)%**	**(2)%**	**(11)%**
Noncontrolling interests	0	0	0	0	(0)	0	(0)	(0)	(0)	0	0	N/M	N/M	N/M
Profit (loss) before tax	**(108)**	**269**	**(15)**	**154**	**(54)**	**355**	**418**	**463**	**447**	**651**	**1,979**	**N/M**	**45%**	**N/M**
Balance sheet and resources														
Total employees (directly managed, full-time equivalent)[6]	29,748	29,482	29,117	28,911	28,084	28,084	27,886	27,720	27,445	26,951	26,951	(4)%	(2)%	(4)%
Assets[6,12]	296,596	295,688	304,578	308,216	310,496	310,496	316,466	329,584	333,966	332,524	332,524	7%	(0)%	7%
Risk-weighted assets[6]	77,074	76,973	78,061	85,421	85,366	85,366	87,030	88,459	86,698	87,602	87,602	3%	1%	3%
of which: operational risk RWA[6]	8,081	8,187	8,463	8,098	7,527	7,527	7,364	7,296	7,442	7,637	7,637	1%	3%	1%
Leverage exposure[6,7,8]	307,746	308,898	313,767	317,864	320,692	320,692	327,803	341,490	345,362	344,396	344,396	7%	(0)%	7%
Deposits[6]	301,184	306,310	310,456	308,638	313,418	313,418	315,852	318,770	321,772	317,410	317,410	1%	(1)%	1%
Loans (gross of allowance for loan losses)[6]	237,194	242,480	246,727	249,671	254,439	254,439	258,214	263,572	269,270	264,893	264,893	4%	(2)%	4%
Average loans (gross of allowance for loan losses)[6]	237,194	239,311	244,158	248,304	252,324	245,962	255,941	261,251	266,658	267,591	262,670	6%	0%	7%
Allowance for loan losses[6]	2,851	2,905	2,962	3,002	3,017	3,017	3,023	2,973	3,005	2,868	2,868	(5)%	(5)%	(5)%
Assets under management in € bn.[6,13]	495	521	537	542	554	554	548	528	528	518	518	(6)%	(2)%	(6)%
Net flows, in € bn.	16	11	10	6	3	30	10	7	8	5	30	59%	(28)%	(1)%
Performance measures and ratios[1]														
Net interest margin	1.9%	1.9%	1.9%	1.8%	1.8%	1.8%	1.8%	1.9%	1.9%	2.2%	2.0%	0.4ppt	0.3ppt	0.1ppt
Provision for credit losses (bps of average loans)	30.0	16.4	19.1	14.8	22.0	18.1	15.8	14.8	24.1	33.5	22.2	11.5bps	9.4bps	4.0bps
Cost/income ratio	92.6%	83.1%	94.9%	87.7%	95.8%	90.3%	76.6%	74.1%	73.2%	65.0%	72.0%	(30.8)ppt	(8.2)ppt	(18.3)ppt
Post-tax return on average shareholders' equity[2]	(1.4)%	5.5%	(1.1)%	2.7%	(2.0)%	1.3%	8.2%	9.0%	8.7%	12.6%	9.6%	14.6ppt	3.9ppt	8.4ppt
Post-tax return on average tangible shareholders' equity[2,3]	(1.5)%	6.1%	(1.2)%	3.0%	(2.2)%	1.4%	9.1%	9.9%	9.5%	13.6%	10.6%	15.9ppt	4.2ppt	9.2ppt
Costs														
Noninterest expenses	**7,522**	**1,810**	**1,916**	**1,752**	**1,955**	**7,433**	**1,702**	**1,601**	**1,660**	**1,631**	**6,593**	**(17)%**	**(2)%**	**(11)%**
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	83	1	128	9	(3)	134	3	(68)	14	(9)	(60)	166%	N/M	N/M
Restructuring and severance	520	11	76	16	134	237	(42)	(28)	(4)	(13)	(87)	N/M	N/M	N/M
Adjusted costs	**6,920**	**1,797**	**1,713**	**1,728**	**1,824**	**7,062**	**1,741**	**1,697**	**1,650**	**1,652**	**6,740**	**(9)%**	**0%**	**(5)%**
Transformation charges[1]	122	36	57	48	80	221	34	35	28	19	116	(76)%	(33)%	(47)%
Adjusted costs ex-transformation charges	**6,797**	**1,761**	**1,656**	**1,679**	**1,744**	**6,841**	**1,707**	**1,662**	**1,622**	**1,633**	**6,624**	**(6)%**	**1%**	**(3)%**

For footnotes please refer to page 30.

Asset Management

(In € m, unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Management Fees	2,136	547	584	609	629	2,370	621	619	626	593	2,458	(6)%	(5)%	4%
Performance & Transaction Fees	90	40	19	27	126	212	26	31	38	30	125	(76)%	(20)%	(41)%
Other	3	50	23	20	33	126	35	6	(3)	(14)	24	N/M	N/M	(81)%
Total net revenues	**2,229**	**637**	**626**	**656**	**789**	**2,708**	**682**	**656**	**661**	**609**	**2,608**	**(23)%**	**(8)%**	**(4)%**
Provision for credit losses	2	(0)	1	(0)	4	5	0	(0)	(0)	(1)	(2)	N/M	N/M	N/M
Compensation and benefits	740	216	202	193	210	822	230	224	245	200	899	(5)%	(18)%	9%
General and administrative expenses	763	188	192	219	241	840	191	216	230	232	869	(4)%	1%	3%
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	68	68	N/M	N/M	N/M
Restructuring activities	22	1	1	(0)	0	2	0	0	0	(1)	0	N/M	N/M	(95)%
Noninterest expenses	**1,526**	**405**	**395**	**412**	**452**	**1,664**	**421**	**440**	**476**	**500**	**1,836**	**11%**	**5%**	**10%**
Noncontrolling interests	157	49	49	51	74	223	55	46	44	29	174	(60)%	(33)%	(22)%
Profit (loss) before tax	**544**	**184**	**180**	**193**	**259**	**816**	**206**	**170**	**141**	**81**	**598**	**(69)%**	**(43)%**	**(27)%**
Balance sheet and resources														
Total employees (directly-managed, full-time equivalent)[6]	3,926	3,945	3,953	4,041	4,072	4,072	4,141	4,233	4,339	4,283	4,283	5%	(1)%	5%
Assets[6,12]	9,453	10,274	10,257	10,141	10,387	10,387	11,036	10,522	10,832	10,150	10,150	(2)%	(6)%	(2)%
Risk-weighted assets[6]	9,997	9,773	14,662	14,495	14,415	14,415	13,572	13,243	13,053	12,864	12,864	(11)%	(1)%	(11)%
of which: operational risk RWA[6]	3,544	3,395	3,434	3,431	3,357	3,357	3,340	3,397	3,414	3,414	3,414	2%	(0)%	2%
Leverage exposure[6,7,8]	4,695	5,328	10,558	10,518	10,678	10,678	9,729	9,011	8,996	9,462	9,462	(11)%	5%	(11)%
Management fee margin (in bps)[14]	28.3	27.8	28.1	27.7	27.6	27.8	27.7	28.4	29.0	28.1	28.2	0.4bps	(0.9)bps	0.3bps
Assets under management, in € bn.[6,13]	793	820	859	880	928	928	902	833	833	821	821	(11)%	(1)%	(11)%
Net flows, in € bn.	30	1	20	12	15	48	(1)	(25)	8	(2)	(20)	N/M	N/M	N/M
Performance measures and ratios[1]														
Cost/income ratio	68.4%	63.6%	63.1%	62.8%	57.2%	61.4%	61.8%	67.1%	72.0%	82.0%	70.4%	24.8ppt	10.0ppt	9.0ppt
Post-tax return on average shareholders' equity[3]	7.9%	11.2%	11.1%	10.9%	14.2%	11.9%	11.0%	8.4%	7.1%	3.7%	7.5%	(10.5)ppt	(3.4)ppt	(4.4)ppt
Post-tax return on average tangible shareholders' equity[2,3]	21.4%	29.9%	30.1%	26.6%	32.8%	29.7%	25.4%	18.6%	16.4%	8.6%	17.1%	(24.2)ppt	(7.8)ppt	(12.6)ppt
Costs														
Noninterest expenses	**1,526**	**405**	**395**	**412**	**452**	**1,664**	**421**	**440**	**476**	**500**	**1,836**	**11%**	**5%**	**10%**
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	68	68	N/M	N/M	N/M
Litigation charges, net	(1)	0	1	0	1	2	(0)	12	3	9	24	N/M	N/M	N/M
Restructuring and severance	37	6	1	4	11	21	1	8	5	23	37	109%	N/M	75%
Adjusted costs	**1,490**	**400**	**394**	**408**	**440**	**1,641**	**420**	**420**	**468**	**399**	**1,708**	**(9)%**	**(15)%**	**4%**
Transformation charges[1]	5	1	0	2	0	3	0	0	0	0	0	N/M	N/M	N/M
Adjusted costs ex-transformation charges	**1,485**	**399**	**393**	**406**	**439**	**1,638**	**420**	**420**	**468**	**399**	**1,708**	**(9)%**	**(15)%**	**4%**

For footnotes please refer to page 30.

Corporate & Other

(In € m, unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Total net revenues	(552)	242	(1)	(106)	(347)	(212)	(492)	679	(682)	(529)	(1,024)	52%	(23)%	N/M
Provision for credit losses	(4)	(1)	(1)	2	6	5	11	12	(10)	(4)	8	N/M	(54)%	53%
Compensation and benefits	3,215	764	744	741	764	3,012	763	805	807	789	3,165	3%	(2)%	5%
General and administrative expenses	(2,651)	(608)	(662)	(160)	(579)	(2,009)	(642)	(640)	(611)	(378)	(2,272)	(35)%	(38)%	13%
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	3	(0)	(0)	(0)	(0)	(0)	0	0	0	(0)	0	N/M	N/M	N/M
Noninterest expenses	**568**	**156**	**81**	**581**	**185**	**1,002**	**121**	**165**	**196**	**411**	**893**	**122%**	**110%**	**(11)%**
Noncontrolling interests	(169)	(50)	(47)	(39)	(71)	(206)	(56)	(49)	(47)	(38)	(190)	(46)%	(19)%	(8)%
Profit (loss) before tax	**(947)**	**138**	**(34)**	**(650)**	**(468)**	**(1,014)**	**(568)**	**551**	**(822)**	**(897)**	**(1,736)**	**92%**	**9%**	**71%**
Balance sheet and resources														
Employees (full-time equivalent)[6]	29,627	29,739	29,678	30,258	30,103	30,103	30,215	30,234	31,218	31,865	31,865	6%	2%	6%
Risk-weighted assets[6]	21,690	21,520	19,932	18,389	17,783	17,783	22,972	26,869	24,490	21,508	21,508	21%	(12)%	21%
Leverage exposure[6,7,8]	29,243	30,848	22,998	22,773	22,761	22,761	22,960	27,054	18,831	14,325	14,325	(37)%	(24)%	(37)%
Costs														
Noninterest expenses	**568**	**156**	**81**	**581**	**185**	**1,002**	**121**	**165**	**196**	**411**	**893**	**122%**	**110%**	**(11)%**
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	(67)	0	11	(0)	(10)	1	0	13	(26)	134	122	N/M	N/M	N/M
Restructuring and severance	10	8	(2)	(0)	1	7	1	0	2	2	5	126%	(13)%	(34)%
Adjusted costs	**625**	**147**	**73**	**581**	**195**	**995**	**120**	**152**	**220**	**275**	**767**	**41%**	**25%**	**(23)%**
Transformation charges[1]	58	43	6	495	59	603	0	0	0	0	0	N/M	N/M	N/M
Adjusted costs ex-transformation charges	**567**	**103**	**67**	**86**	**136**	**391**	**120**	**152**	**220**	**275**	**767**	**103%**	**25%**	**96%**

For footnotes please refer to page 30.

Core Bank[1]

(In € m, unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Total net revenues	24,236	7,468	6,267	6,031	5,747	25,512	7,195	7,692	6,181	6,023	27,090	5%	(3)%	6%
Provision for credit losses	1,763	77	99	121	260	557	296	236	358	353	1,243	35%	(2)%	123%
Compensation and benefits	10,303	2,592	2,516	2,498	2,685	10,290	2,640	2,676	2,693	2,644	10,652	(2)%	(2)%	4%
General and administrative expenses	8,485	2,468	2,138	2,549	2,360	9,515	2,445	2,037	2,058	2,324	8,864	(2)%	13%	(7)%
Impairment of goodwill and other intangible assets	0	0	0	3	2	5	0	0	0	68	68	N/M	N/M	N/M
Restructuring activities	480	16	85	8	154	263	(43)	(35)	(5)	(33)	(116)	N/M	N/M	N/M
Noninterest expenses	**19,269**	**5,076**	**4,739**	**5,057**	**5,200**	**20,073**	**5,042**	**4,678**	**4,746**	**5,003**	**19,468**	**(4)%**	**5%**	**(3)%**
Noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) before tax	**3,203**	**2,315**	**1,428**	**853**	**287**	**4,882**	**1,857**	**2,778**	**1,077**	**668**	**6,379**	**133%**	**(38)%**	**31%**
Balance sheet and resources														
Employees (full-time equivalent)[6]	84,187	83,955	83,386	84,127	82,702	82,702	82,759	82,698	84,359	84,736	84,736	2%	0%	2%
Assets[6,12]	1,127,295	1,141,530	1,153,428	1,173,862	1,192,930	1,192,930	1,245,240	1,312,288	1,433,622	1,282,394	1,282,394	7%	(11)%	7%
Risk-weighted assets[6]	294,537	296,167	312,713	320,247	323,570	323,570	339,161	344,854	344,891	335,718	335,718	4%	(3)%	4%
of which: operational risk RWA[6]	44,769	43,147	43,903	42,602	41,486	41,486	40,937	40,427	39,628	39,510	39,510	(5)%	(0)%	(5)%
Leverage exposure[6,7,8]	1,091,740	1,125,484	1,148,204	1,162,976	1,184,384	1,184,384	1,212,851	1,251,185	1,284,959	1,218,455	1,218,455	3%	(5)%	3%
Deposits[6]	567,596	577,734	581,343	585,930	604,289	604,289	606,402	617,058	638,095	629,121	629,121	4%	(1)%	4%
Loans (gross of allowance for loan losses)[6]	428,696	437,925	443,038	454,456	474,605	474,605	481,447	496,717	508,443	494,227	494,227	4%	(3)%	4%
Average loans (gross of allowance for loan losses)[6]	428,696	430,795	436,761	447,094	462,312	444,033	477,333	487,506	501,312	503,085	491,564	9%	0%	11%
Allowance for loan losses[6]	4,630	4,686	4,638	4,700	4,656	4,656	4,799	4,741	4,931	4,768	4,768	2%	(3)%	2%
Performance measures and ratios[1]														
Net interest margin	1.3%	1.3%	1.2%	1.2%	1.2%	1.2%	1.2%	1.4%	1.5%	1.7%	1.4%	0.5ppt	0.1ppt	0.2ppt
Cost/income ratio	79.5%	68.0%	75.6%	83.9%	90.5%	78.7%	70.1%	60.8%	76.8%	83.1%	71.9%	(7.4)ppt	6.3ppt	(6.8)ppt
Post-tax return on average shareholders' equity[3]	3.5%	11.2%	7.0%	3.2%	2.3%	5.8%	8.8%	14.2%	4.7%	11.7%	9.8%	9.4ppt	7.0ppt	4.0ppt
Post-tax return on average tangible shareholders' equity[2,3]	4.0%	12.7%	7.9%	3.6%	2.6%	6.6%	9.9%	15.9%	5.3%	13.2%	11.1%	10.6ppt	7.9ppt	4.5ppt
Costs														
Noninterest expenses	**19,269**	**5,076**	**4,739**	**5,057**	**5,200**	**20,073**	**5,042**	**4,678**	**4,746**	**5,003**	**19,468**	**(4)%**	**5%**	**(3)%**
Impairment of goodwill and other intangible assets	0	0	0	3	2	5	0	0	0	68	68	N/M	N/M	N/M
Litigation charges, net	133	14	146	28	49	236	4	76	(9)	202	274	N/M	N/M	16%
Restructuring and severance	671	57	116	41	250	464	(34)	(11)	30	8	(8)	(97)%	(75)%	N/M
Adjusted costs	**18,465**	**5,005**	**4,478**	**4,986**	**4,899**	**19,368**	**5,072**	**4,613**	**4,724**	**4,725**	**19,134**	**(4)%**	**0%**	**(1)%**
Transformation charges[1]	328	104	86	570	185	945	38	39	32	22	132	(88)%	(31)%	(86)%
Adjusted costs ex-transformation charges	**18,137**	**4,901**	**4,392**	**4,417**	**4,714**	**18,423**	**5,033**	**4,574**	**4,692**	**4,703**	**19,001**	**(0)%**	**0%**	**3%**

For footnotes please refer to page 30.

Capital Release Unit

(In € m, unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Total net revenues	(225)	81	(24)	(36)	5	26	(6)	7	(17)	(12)	(28)	N/M	(30)%	N/M
Provision for credit losses	29	(7)	(25)	(3)	(6)	(42)	(4)	(3)	(9)	(2)	(17)	(74)%	(81)%	(59)%
Compensation and benefits	168	40	35	23	31	128	17	14	14	16	60	(49)%	14%	(53)%
General and administrative expenses	1,774	458	223	292	333	1,306	318	180	194	171	864	(49)%	(12)%	(34)%
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	5	0	1	(3)	(0)	(2)	0	(1)	(0)	(0)	(2)	(49)%	79%	(21)%
Noninterest expenses	**1,947**	**498**	**258**	**312**	**364**	**1,432**	**336**	**192**	**208**	**187**	**922**	**(49)%**	**(10)%**	**(36)%**
Noncontrolling interests	(0)	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) before tax	**(2,200)**	**(410)**	**(257)**	**(344)**	**(353)**	**(1,364)**	**(338)**	**(181)**	**(216)**	**(197)**	**(932)**	**(44)%**	**(9)%**	**(32)%**
Balance sheet and resources														
Total employees (directly managed, full-time equivalent)[6]	472	434	411	385	267	267	241	217	197	194	194	(27)%	(1)%	(27)%
Assets[6,12]	197,667	175,863	167,307	152,670	131,775	131,775	100,387	79,630	71,852	61,823	61,823	(53)%	(14)%	(53)%
Risk-weighted assets[6]	34,415	33,652	32,232	30,487	28,059	28,059	25,271	25,116	24,319	24,284	24,284	(13)%	(0)%	(13)%
of which: operational risk RWA[6]	24,130	22,912	22,913	22,012	20,232	20,232	19,432	18,946	18,839	18,839	18,839	(7)%	0%	(7)%
Leverage exposure[6,7,8]	71,726	80,707	70,993	60,991	38,830	38,830	34,126	28,613	24,941	22,028	22,028	(43)%	(12)%	(43)%
Performance measures and ratios[1]														
Post-tax return on average shareholders' equity[3]	(26.5)%	(25.1)%	(16.7)%	(23.6)%	(25.7)%	(22.8)%	(29.0)%	(18.8)%	(22.5)%	(21.6)%	(23.2)%	4.1ppt	0.9ppt	(0.4)ppt
Post-tax return on average tangible shareholders' equity[2,3]	(27.1)%	(25.7)%	(17.1)%	(24.1)%	(26.2)%	(23.3)%	(29.6)%	(19.2)%	(23.0)%	(22.0)%	(23.7)%	4.2ppt	0.9ppt	(0.4)ppt
Costs														
Noninterest expenses	**1,947**	**498**	**258**	**312**	**364**	**1,432**	**336**	**192**	**208**	**187**	**922**	**(49)%**	**(10)%**	**(36)%**
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	25	64	2	57	106	230	21	39	54	25	139	(77)%	(53)%	(39)%
Restructuring and severance	17	0	8	(3)	1	6	1	(2)	0	2	2	46%	N/M	(75)%
Adjusted costs	**1,905**	**433**	**249**	**257**	**256**	**1,195**	**313**	**154**	**154**	**160**	**781**	**(37)%**	**4%**	**(35)%**
Transformation charges[1]	162	12	13	14	19	57	0	0	0	0	0	N/M	N/M	N/M
Adjusted costs ex-transformation charges[1]	**1,743**	**422**	**236**	**244**	**237**	**1,138**	**313**	**154**	**154**	**160**	**781**	**(32)%**	**4%**	**(31)%**

For footnotes please refer to page 30.

Asset quality: Overview of financial instruments subject to impairment [15]

(In € m.)

Financial instruments measured at amortized cost[16]	Gross carrying amount					Allowance for credit losses[17]				
	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total
Dec 31, 2022	727,849	45,335	11,379	1,041	**785,604**	533	626	3,656	180	**4,995**
Sep 30, 2022	760,052	51,015	11,407	1,128	**823,601**	562	644	3,803	170	**5,178**
Jun 30, 2022	736,097	46,483	11,049	1,158	**794,787**	541	634	3,658	190	**5,024**
Mar 31, 2022	703,474	46,587	11,228	1,262	**762,551**	501	623	3,755	186	**5,064**
Dec 31, 2021	711,021	40,653	11,326	1,297	**764,298**	440	532	3,740	182	**4,895**
Sep 30, 2021	694,446	39,690	11,350	1,339	**746,825**	411	550	3,786	180	**4,928**
Jun 30, 2021	685,750	42,211	10,661	1,439	**740,061**	448	634	3,638	166	**4,886**
Mar 31, 2021	673,244	38,413	10,886	1,641	**724,185**	478	633	3,686	153	**4,950**
Dec 31, 2020	651,637	35,372	10,655	1,729	**699,393**	544	648	3,614	139	**4,946**

Financial instruments measured at fair value through OCI	Fair value					Allowance for credit losses				
	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total
Dec 31, 2022	31,123	482	70	0	**31,675**	14	12	43	0	**69**
Sep 30, 2022	34,523	511	75	0	**35,109**	33	10	37	0	**80**
Jun 30, 2022	30,867	535	94	19	**31,515**	20	12	32	0	**63**
Mar 31, 2022	29,878	1,550	47	0	**31,475**	16	18	20	0	**53**
Dec 31, 2021	28,609	326	44	0	**28,979**	15	10	16	0	**41**
Sep 30, 2021	32,101	354	109	0	**32,564**	15	11	8	0	**34**
Jun 30, 2021	36,794	282	110	0	**37,186**	15	9	7	0	**30**
Mar 31, 2021	41,295	265	111	0	**41,671**	14	8	5	0	**27**
Dec 31, 2020	55,566	163	105	0	**55,834**	12	6	2	0	**20**

Off-balance sheet positions	Notional amount					Allowance for credit losses[17]				
	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total	Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total
Dec 31, 2022	296,062	18,478	2,625	8	**317,173**	144	97	310	0	**551**
Sep 30, 2022	305,884	19,454	2,544	8	**327,889**	149	96	249	0	**494**
Jun 30, 2022	294,306	18,407	2,551	25	**315,289**	147	105	211	0	**464**
Mar 31, 2022	282,057	18,852	2,343	13	**303,265**	132	110	185	0	**427**
Dec 31, 2021	276,157	14,498	2,582	11	**293,248**	108	111	225	0	**443**
Sep 30, 2021	274,171	15,759	2,512	11	**292,452**	95	137	184	0	**415**
Jun 30, 2021	269,415	14,272	2,164	18	**285,869**	100	101	199	0	**400**
Mar 31, 2021	263,452	8,873	2,066	22	**274,414**	138	67	200	0	**405**
Dec 31, 2020	251,795	8,723	2,587	1	**263,106**	144	74	200	0	**419**

Memo: net charge-offs	Gross charge-offs	Recoveries	Net charge-offs	Net charge-offs / Average loans (at amortized cost)[20]
Dec 31, 2022	1,043	(71)	971	0.20%
Sep 30, 2022	658	(51)	607	0.12%
Jun 30, 2022	439	(35)	405	0.08%
Mar 31, 2022	173	(20)	153	0.03%
Dec 31, 2021	566	(78)	488	0.11%
Sep 30, 2021	305	(55)	250	0.05%
Jun 30, 2021	226	(33)	193	0.04%
Mar 31, 2021	115	(14)	101	0.02%
Dec 31, 2020	781	(58)	724	0.17%

For footnotes please refer to page 30.

Regulatory capital[19]

(In € m, unless stated otherwise)	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Dec 31, 2022 vs. Dec 31, 2021
Regulatory capital (reported/phase-in)[6]										
Common Equity Tier 1 capital	44,885	45,294	45,476	45,633	46,506	46,687	47,932	49,202	48,097	3%
Tier 1 capital	51,734	52,142	53,595	53,751	55,375	53,206	55,201	56,470	56,616	2%
Tier 2 capital	6,944	8,005	7,534	7,451	7,358	9,887	10,045	10,236	9,531	30%
Total capital	**58,677**	**60,147**	**61,128**	**61,203**	**62,732**	**63,093**	**65,246**	**66,706**	**66,146**	**5%**
Regulatory capital (fully loaded)[6,21]										
Common Equity Tier 1 capital	44,885	45,294	45,476	45,633	46,506	N/A	N/A	N/A	N/A	N/M
Tier 1 capital	50,634	51,042	52,495	52,651	54,775	N/A	N/A	N/A	N/A	N/M
Tier 2 capital	6,623	7,684	7,504	7,421	7,328	N/A	N/A	N/A	N/A	N/M
Total capital	**57,257**	**58,726**	**59,998**	**60,073**	**62,102**	**N/A**	**N/A**	**N/A**	**N/A**	**N/M**
Risk-weighted assets and capital adequacy ratios[1,6]										
Risk-weighted assets	328,951	329,819	344,945	350,733	351,629	364,431	369,970	369,210	360,003	2%
Common Equity Tier 1 capital ratio	13.6%	13.7%	13.2%	13.0%	13.2%	12.8%	13.0%	13.3%	13.4%	0.1ppt
Tier 1 capital ratio (reported/phase-in)	15.7%	15.8%	15.5%	15.3%	15.7%	14.6%	14.9%	15.3%	15.7%	(0.0)ppt
Total capital ratio (reported/phase-in)	17.8%	18.2%	17.7%	17.4%	17.8%	17.3%	17.6%	18.1%	18.4%	0.5ppt
Tier 1 capital ratio (fully loaded)[21]	15.4%	15.5%	15.2%	15.0%	15.6%	N/A	N/A	N/A	N/A	N/M
Total capital ratio (fully loaded)[21]	17.4%	17.8%	17.4%	17.1%	17.7%	N/A	N/A	N/A	N/A	N/M

For footnotes please refer to page 30.

Leverage ratio[6,7,19]

(In € bn., unless stated otherwise)	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Dec 31, 2022 vs. Dec 31, 2021
Total assets	**1,325**	**1,317**	**1,321**	**1,327**	**1,325**	**1,346**	**1,392**	**1,505**	**1,344**	**1%**
Changes from IFRS to CRR/CRD	**(247)**	**(212)**	**(210)**	**(207)**	**(200)**	**(182)**	**(112)**	**(196)**	**(104)**	**(48)%**
Derivatives netting	(308)	(258)	(232)	(237)	(256)	(247)	(272)	(335)	(257)	0%
Derivatives add-on	93	102	84	76	78	75	75	78	70	(9)%
Written credit derivatives	9	11	18	16	16	21	21	16	16	(0)%
Securities financing transactions	10	8	7	6	2	2	2	1	1	(45)%
Off-balance sheet exposure after application of credit conversion factors	101	109	112	115	115	119	126	129	128	12%
Consolidation, regulatory and other adjustments	(152)	(184)	(199)	(184)	(154)	(152)	(65)	(84)	(62)	(60)%
Leverage exposure[7]	**1,078**	**1,105**	**1,111**	**1,119**	**1,125**	**1,164**	**1,280**	**1,310**	**1,240**	**10%**
Tier 1 capital (reported/phase-in)	51.7	52.1	53.6	53.8	55.4	53.2	55.2	56.5	56.6	2%
Leverage ratio (reported/phase-in)[1,7]	4.8%	4.7%	4.8%	4.8%	4.9%	4.6%	4.3%	4.3%	4.6%	(0.4)ppt
Tier 1 capital (fully loaded)[21]	50.6	51.0	52.5	52.7	54.8	N/A	N/A	N/A	N/A	N/M
Leverage ratio (fully loaded)[1,7,21]	4.7%	4.6%	4.7%	4.7%	4.9%	N/A	N/A	N/A	N/A	N/M

For footnotes please refer to page 30.

Non-GAAP financial measures (1/9)

Return Ratios and Adjusted profit (loss) before tax - Group

(In € m., unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Return ratios														
Profit (loss) before tax	1,003	1,905	1,170	509	(65)	3,518	1,519	2,596	861	471	5,447	N/M	(45)%	55%
Profit (loss)	612	1,244	837	300	214	2,595	1,121	2,035	647	1,751	5,554	N/M	171%	114%
Profit (loss) attributable to noncontrolling interests	129	36	33	23	52	144	40	33	33	28	134	(46)%	(15)%	(7)%
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	483	1,208	804	277	162	2,451	1,080	2,002	614	1,723	5,420	N/M	181%	121%
Profit (loss) attributable to additional equity components	382	94	102	112	118	426	126	133	94	147	500	25%	57%	17%
Profit (loss) attributable to Deutsche Bank shareholders	101	1,115	701	166	43	2,025	954	1,869	520	1,576	4,919	N/M	N/M	143%
Average allocated shareholders' equity	55,308	55,400	56,196	56,975	57,784	56,537	58,499	59,505	60,955	61,597	60,108	7%	1%	6%
Deduct: Average allocated goodwill and other intangible assets[8]	6,127	6,021	6,066	6,082	6,038	6,049	6,111	6,268	6,472	6,484	6,328	7%	0%	5%
Average allocated tangible shareholders' equity	49,182	49,379	50,130	50,893	51,745	50,489	52,387	53,237	54,483	55,113	53,780	7%	1%	7%
Post-tax return on average shareholders' equity[1,3]	0.2%	8.0%	5.0%	1.2%	0.3%	3.6%	6.5%	12.6%	3.4%	10.2%	8.2%	9.9ppt	6.8ppt	4.6ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	0.2%	9.0%	5.6%	1.3%	0.3%	4.0%	7.3%	14.0%	3.8%	11.4%	9.1%	11.1ppt	7.6ppt	5.1ppt
Specific revenue items														
Revenues	24,011	7,549	6,243	5,995	5,752	25,538	7,188	7,699	6,165	6,011	27,063	5%	(2)%	6%
Specific revenue items (for details see divisional pages)	(30)	(11)	(24)	(26)	(12)	(73)	2	(11)	(203)	(262)	(473)	N/M	29%	N/M
Revenues ex-specific items	23,981	7,538	6,219	5,969	5,740	25,465	7,191	7,688	5,962	5,750	26,590	0%	(4)%	4%
Transformation charges[1]														
Compensation and benefits	8	2	2	2	2	8	0	0	0	0	0	N/M	N/M	N/M
Information technology	257	44	47	537	61	689	31	32	32	22	117	(65)%	(33)%	(83)%
Professional services	18	7	10	9	10	35	6	5	0	0	12	(96)%	N/M	(67)%
Occupancy	196	62	40	33	124	258	0	0	0	0	0	N/M	N/M	N/M
Communication, data services, marketing	7	1	1	1	2	4	1	0	0	0	1	N/M	N/M	(68)%
Other	4	0	0	2	6	8	1	1	0	0	3	(96)%	N/M	(67)%
Transformation charges[1]	490	116	99	583	204	1,003	38	39	32	22	132	(89)%	(31)%	(87)%
Adjusted profit (loss) before tax														
Profit (loss) before tax	1,003	1,905	1,170	509	(65)	3,518	1,519	2,596	861	471	5,447	N/M	(45)%	55%
Specific revenue items	(30)	(11)	(24)	(26)	(12)	(73)	2	(11)	(203)	(262)	(473)	N/M	29%	N/M
Transformation charges[1]	490	116	99	583	204	1,003	38	39	32	22	132	(89)%	(31)%	(87)%
Impairment of goodwill/other intangibles	0	0	0	3	2	5	0	0	0	68	68	N/M	N/M	N/M
Restructuring and severance	688	58	123	38	251	470	(33)	(13)	30	9	(6)	(96)%	(70)%	N/M
Adjusted profit (loss) before tax	2,151	2,068	1,368	1,107	380	4,923	1,526	2,612	721	309	5,168	(18)%	(57)%	5%

For footnotes please refer to page 30.

Non-GAAP financial measures (2/9)
Return Ratios and Adjusted profit (loss) before tax - Corporate Bank

(In € m., unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Return ratios														
Profit (loss) before tax	547	235	250	296	230	1,011	293	534	498	726	2,051	N/M	46%	103%
Profit (loss)	394	169	180	213	166	728	211	385	358	523	1,477	N/M	46%	103%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	394	169	180	213	166	728	211	385	358	523	1,477	N/M	46%	103%
Profit (loss) attributable to additional equity components	72	18	20	21	22	81	24	27	20	31	102	41%	59%	26%
Profit (loss) attributable to Deutsche Bank shareholders	322	151	160	192	144	647	187	358	338	491	1,375	N/M	45%	113%
Average allocated shareholders' equity	9,945	10,083	10,340	10,365	10,442	10,301	10,985	11,548	12,344	12,821	11,901	23%	4%	16%
Deduct: Average allocated goodwill and other intangible assets	603	693	722	739	737	721	757	828	975	996	884	35%	2%	23%
Average allocated tangible shareholders' equity	9,341	9,390	9,618	9,627	9,705	9,580	10,228	10,720	11,368	11,825	11,017	22%	4%	15%
Post-tax return on average shareholders' equity[1,3]	3.2%	6.0%	6.2%	7.4%	5.5%	6.3%	6.8%	12.4%	11.0%	15.3%	11.6%	9.8ppt	4.4ppt	5.3ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	3.4%	6.4%	6.7%	8.0%	5.9%	6.8%	7.3%	13.4%	11.9%	16.6%	12.5%	10.7ppt	4.7ppt	5.7ppt
Specific revenue items														
Revenues	5,146	1,314	1,230	1,255	1,352	5,151	1,461	1,551	1,564	1,760	6,335	30%	13%	23%
Sale of PB systems to TCS	16	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Specific revenue items	16	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Revenues ex-specific items	5,161	1,314	1,230	1,255	1,352	5,151	1,461	1,551	1,564	1,760	6,335	30%	13%	23%
Adjusted profit (loss) before tax														
Profit (loss) before tax	547	235	250	296	230	1,011	293	534	498	726	2,051	N/M	46%	103%
Specific revenue items	16	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Transformation charges[1]	59	11	11	12	23	58	4	4	4	3	16	(85)%	(15)%	(72)%
Impairment of goodwill/other intangibles	0	0	0	3	2	5	0	0	0	0	0	N/M	N/M	N/M
Restructuring and severance	79	25	18	10	59	111	3	1	6	(17)	(6)	N/M	N/M	N/M
Adjusted profit (loss) before tax	700	271	278	321	314	1,185	301	540	508	712	2,061	127%	40%	74%

For footnotes please refer to page 30.

Non-GAAP financial measures (3/9)

Return Ratios and Adjusted profit (loss) before tax - Investment Bank

(In € m., unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Return ratios														
Profit (loss) before tax	3,166	1,489	1,046	860	318	3,714	1,508	1,059	813	106	3,487	(67)%	(87)%	(6)%
Profit (loss)	2,280	1,072	753	619	229	2,674	1,086	763	586	77	2,510	(67)%	(87)%	(6)%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	2,280	1,072	753	619	229	2,674	1,086	763	586	77	2,510	(67)%	(87)%	(6)%
Profit (loss) attributable to additional equity components	169	42	46	51	55	195	59	62	43	68	232	24%	57%	19%
Profit (loss) attributable to Deutsche Bank shareholders	2,111	1,030	707	568	174	2,479	1,027	701	542	8	2,278	(95)%	(98)%	(8)%
Average allocated shareholders' equity	22,911	23,282	23,786	24,536	25,167	24,181	25,613	25,681	26,165	26,663	26,032	6%	2%	8%
Deduct: Average allocated goodwill and other intangible assets	1,133	1,084	1,094	1,108	1,072	1,087	1,094	1,137	1,184	1,156	1,139	8%	(2)%	5%
Average allocated tangible shareholders' equity	21,777	22,198	22,692	23,428	24,094	23,094	24,519	24,544	24,981	25,507	24,893	6%	2%	8%
Post-tax return on average shareholders' equity[1,3]	9.2%	17.7%	11.9%	9.3%	2.8%	10.3%	16.0%	10.9%	8.3%	0.1%	8.8%	(2.6)ppt	(8.2)ppt	(1.5)ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	9.7%	18.6%	12.5%	9.7%	2.9%	10.7%	16.7%	11.4%	8.7%	0.1%	9.2%	(2.8)ppt	(8.6)ppt	(1.6)ppt
Specific revenue items														
Revenues	9,286	3,097	2,394	2,227	1,913	9,631	3,323	2,646	2,372	1,675	10,016	(12)%	(29)%	4%
DVA	(6)	15	9	12	(8)	28	8	(11)	(91)	47	(49)	N/M	N/M	N/M
Change in valuation of an investment - FIC S&T	(22)	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Specific revenue items	(28)	15	9	12	(8)	28	8	(11)	(91)	47	(49)	N/M	N/M	N/M
Revenues ex-specific items	9,258	3,112	2,403	2,239	1,905	9,660	3,331	2,634	2,280	1,722	9,968	(10)%	(24)%	3%
Adjusted profit (loss) before tax														
Profit (loss) before tax	3,166	1,489	1,046	860	318	3,714	1,508	1,059	813	106	3,487	(67)%	(87)%	(6)%
Specific revenue items	(28)	15	9	12	(8)	28	8	(11)	(91)	47	(49)	N/M	N/M	N/M
Transformation charges[1]	84	13	12	12	23	60	0	0	0	0	0	N/M	N/M	N/M
Impairment of goodwill/other intangibles	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring and severance	26	7	24	11	46	87	3	8	21	12	44	(74)%	(42)%	(49)%
Adjusted profit (loss) before tax	3,248	1,524	1,091	895	378	3,889	1,519	1,056	743	165	3,482	(56)%	(78)%	(10)%

For footnotes please refer to page 30.

Non-GAAP financial measures (4/9)

Return Ratios and Adjusted profit (loss) before tax - Private Bank

(In € m, unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Return ratios														
Profit (loss) before tax	(108)	269	(15)	154	(54)	355	418	463	447	651	1,979	N/M	46%	N/M
Profit (loss)	(78)	194	(11)	111	(39)	256	301	333	322	469	1,425	N/M	46%	N/M
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	(78)	194	(11)	111	(39)	256	301	333	322	469	1,425	N/M	46%	N/M
Profit (loss) attributable to additional equity components	79	21	23	25	27	97	29	31	22	34	116	27%	53%	20%
Profit (loss) attributable to Deutsche Bank shareholders	(157)	173	(34)	86	(65)	159	272	303	300	435	1,309	N/M	45%	N/M
Average allocated shareholders' equity	11,553	12,526	12,648	12,648	12,911	12,663	13,247	13,500	13,785	13,852	13,584	7%	0%	7%
Deduct: Average allocated goodwill and other intangible assets	1,255	1,266	1,270	1,251	1,241	1,256	1,250	1,226	1,130	1,091	1,175	(12)%	(4)%	(6)%
Average allocated tangible shareholders' equity	10,298	11,259	11,378	11,397	11,670	11,408	11,997	12,274	12,655	12,762	12,409	9%	1%	9%
Post-tax return on average shareholders' equity[1,3]	(1.4)%	5.5%	(1.1)%	2.7%	(2.0)%	1.3%	8.2%	9.0%	8.7%	12.6%	9.6%	14.6ppt	3.9ppt	8.4ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	(1.5)%	6.1%	(1.2)%	3.0%	(2.2)%	1.4%	9.1%	9.9%	9.5%	13.6%	10.6%	15.9ppt	4.2ppt	9.2ppt
Specific revenue items														
Revenues	8,126	2,178	2,018	1,999	2,040	8,234	2,220	2,160	2,268	2,507	9,155	23%	11%	11%
BGH ruling on pricing agreements - impact of forgone revenues, net	0	0	94	94	(34)	154	7	8	4	3	22	N/M	(31)%	(86)%
Revenues ex-BGH ruling	8,126	2,178	2,112	2,092	2,006	8,388	2,227	2,168	2,272	2,509	9,177	25%	10%	9%
Sale of PB systems to TCS - Private Bank Germany	88	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Sal. Oppenheim workout - International Private Bank (IPB)	(114)	(24)	(35)	(41)	(3)	(103)	(7)	(2)	(110)	(5)	(125)	99%	(95)%	21%
Gain on sale Financial Advisory business Italy - International Private Bank (IPB)	0	0	0	0	0	0	0	0	0	(305)[22]	(305)[22]	N/M	N/M	N/M
Specific revenue items	(26)	(24)	(35)	(41)	(3)	(103)	(7)	(2)	(110)	(311)	(430)	N/M	183%	N/M
Revenues ex-specific items	8,100	2,153	1,984	1,958	2,037	8,132	2,213	2,158	2,158	2,196	8,725	8%	2%	7%
Revenues ex-specific items ex-BGH ruling on pricing agreements	8,100	2,153	2,077	2,052	2,003	8,285	2,220	2,166	2,162	2,199	8,747	10%	2%	6%
thereof: PB Germany – revenues ex-specific items ex-BGH ruling on pricing agreements	5,077	1,346	1,292	1,289	1,234	5,160	1,386	1,334	1,295	1,356	5,351	10%	5%	4%
Adjusted profit (loss)														
Profit (loss) before tax	(108)	269	(15)	154	(54)	355	418	463	447	651	1,979	N/M	46%	N/M
Specific revenue items	(26)	(24)	(35)	(41)	(3)	(103)	(7)	(2)	(110)	(311)	(430)	N/M	183%	N/M
Transformation charges[1]	122	36	57	48	80	221	34	35	28	19	116	(76)%	(33)%	(47)%
Impairment of goodwill/other intangibles	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring and severance	520	11	76	16	134	237	(42)	(28)	(4)	(13)	(87)	N/M	N/M	N/M
Adjusted profit (loss) before tax	509	292	83	178	157	711	402	468	361	347	1,578	120%	(4)%	122%
BGH ruling on pricing agreements - impact of forgone revenues, net	0	0	94	94	(34)	154	7	8	4	3	22	N/M	(31)%	(86)%
BGH ruling on pricing agreements - impact of additional adjusted costs & litigation charge	0	0	128	1	1	130	1	(70)	1	(14)	(82)	N/M	N/M	N/M
Adjusted profit (loss) before tax ex-BGH ruling on pricing agreements	509	292	305	273	124	994	410	406	366	335	1,518	170%	(8)%	53%
Adjusted profit (loss) ex-BGH ruling on pricing agreements	388	210	220	197	89	716	295	292	264	241	1,093	170%	(8)%	53%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Adjusted profit (loss) attributable to Deutsche Bank shareholders and additional equity components ex-BGH ruling on pricing agreements	388	210	220	197	89	716	295	292	264	241	1,093	170%	(8)%	53%
Profit (loss) attributable to additional equity components	79	21	23	25	27	97	29	31	22	34	116	27%	53%	20%
Adjusted profit (loss) attributable to Deutsche Bank shareholders ex-BGH ruling on pricing agreements	287	189	196	171	63	619	267	262	241	207	977	N/M	(14)%	58%
Average allocated tangible shareholders' equity	10,298	11,259	11,378	11,397	11,670	11,408	11,997	12,274	12,655	12,762	12,409	9%	1%	9%
Adjusted post-tax return on average tangible shareholders' equity ex-BGH ruling on pricing agreements[1,2,3]	2.8%	6.7%	6.9%	6.0%	2.1%	5.4%	8.9%	8.5%	7.6%	6.5%	7.9%	4.4ppt	(1.1)ppt	2.4ppt

For footnotes please refer to page 30.

Non-GAAP financial measures (5/9)

Return Ratios and Adjusted profit (loss) before tax - Asset Management

(In € m., unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Return ratios														
Profit (loss) before tax	544	184	180	193	259	816	206	170	141	81	598	(69)%	(43)%	(27)%
Profit (loss)	392	132	130	139	187	587	148	122	102	58	431	(69)%	(43)%	(27)%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	392	132	130	139	187	587	148	122	102	58	431	(69)%	(43)%	(27)%
Profit (loss) attributable to additional equity components	14	3	3	4	5	16	5	6	4	6	22	30%	60%	39%
Profit (loss) attributable to Deutsche Bank shareholders	378	129	126	134	182	571	143	116	98	52	408	(71)%	(47)%	(28)%
Average allocated shareholders' equity	4,757	4,593	4,554	4,914	5,119	4,815	5,188	5,512	5,499	5,603	5,459	9%	2%	13%
Deduct: Average allocated goodwill and other intangible assets[8]	2,993	2,869	2,878	2,893	2,905	2,889	2,939	3,014	3,123	3,190	3,067	10%	2%	6%
Average allocated tangible shareholders' equity	1,764	1,724	1,676	2,021	2,214	1,926	2,250	2,498	2,376	2,412	2,392	9%	2%	24%
Post-tax return on average shareholders' equity[1,3]	7.9%	11.2%	11.1%	10.9%	14.2%	11.9%	11.0%	8.4%	7.1%	3.7%	7.5%	(10.5)ppt	(3.4)ppt	(4.4)ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	21.4%	29.9%	30.1%	26.6%	32.8%	29.7%	25.4%	18.6%	16.4%	8.6%	17.1%	(24.2)ppt	(7.8)ppt	(12.6)ppt
Adjusted profit (loss) before tax														
Profit (loss) before tax	544	184	180	193	259	816	206	170	141	81	598	(69)%	(43)%	(27)%
Transformation charges[1]	5	1	0	2	0	3	0	0	0	0	0	N/M	N/M	N/M
Impairment of goodwill/other intangibles	0	0	0	0	0	0	0	0	0	68	68	N/M	N/M	N/M
Restructuring and severance	37	6	1	4	11	21	1	8	5	23	37	109%	N/M	75%
Adjusted profit (loss) before tax	586	190	181	198	271	840	207	178	146	173	703	(36)%	18%	(16)%

For footnotes please refer to page 30.

Non-GAAP financial measures (6/9)

Return Ratios and Adjusted profit (loss) before tax - Corporate & Other

(In € m., unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Return ratios														
Profit (loss) before tax	**(947)**	**138**	**(34)**	**(650)**	**(468)**	**(1,014)**	**(568)**	**551**	**(822)**	**(897)**	**(1,736)**	**92%**	**9%**	**71%**
Profit (loss)	**(792)**	**(28)**	**(30)**	**(534)**	**(76)**	**(668)**	**(382)**	**562**	**(565)**	**766**	**382**	**N/M**	**N/M**	**N/M**
Profit (loss) attributable to noncontrolling interests	129	36	33	23	52	144	40	33	33	28	134	(46)%	(15)%	(7)%
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	**(921)**	**(64)**	**(63)**	**(557)**	**(128)**	**(812)**	**(422)**	**529**	**(598)**	**738**	**248**	**N/M**	**N/M**	**N/M**
Profit (loss) attributable to additional equity components	(0)	0	(0)	0	(0)	(0)	0	(0)	0	0	(0)	N/M	0%	(75)%
Profit (loss) attributable to Deutsche Bank shareholders	**(921)**	**(64)**	**(63)**	**(557)**	**(128)**	**(812)**	**(422)**	**529**	**(598)**	**738**	**248**	**N/M**	**N/M**	**N/M**
Average allocated shareholders' equity	(23)	80	198	143	50	104	(8)	324	314	(98)	115	N/M	N/M	11%
Deduct: Average allocated goodwill and other intangible assets	(0)	(0)	(0)	0	0	0	0	0	0	(0)	0	N/M	N/M	155%
Average allocated tangible shareholders' equity	**(23)**	**80**	**198**	**143**	**50**	**104**	**(8)**	**324**	**314**	**(98)**	**115**	**N/M**	**N/M**	**11%**
Post-tax return on average shareholders' equity[1,2]	N/M	N/M	(128.2)%	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Post-tax return on average tangible shareholders' equity[1,2,3]	N/M	N/M	(128.2)%	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Adjusted profit (loss) before tax														
Profit (loss) before tax	**(947)**	**138**	**(34)**	**(650)**	**(468)**	**(1,014)**	**(568)**	**551**	**(822)**	**(897)**	**(1,736)**	**92%**	**9%**	**71%**
Transformation charges[1]	58	43	6	495	59	603	0	0	0	0	0	N/M	N/M	N/M
Impairment of goodwill/other intangibles	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring and severance	10	8	(2)	(0)	1	7	1	0	2	2	5	126%	(13)%	(34)%
Adjusted profit (loss) before tax	**(879)**	**190**	**(30)**	**(155)**	**(408)**	**(403)**	**(567)**	**551**	**(820)**	**(895)**	**(1,731)**	**119%**	**9%**	**N/M**

For footnotes please refer to page 30.

Non-GAAP financial measures (7/9)

Return Ratios and Adjusted profit (loss) before tax - Core Bank

(In € m., unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Return ratios														
Profit (loss) before tax	3,203	2,315	1,428	853	287	4,882	1,857	2,778	1,077	668	6,379	133%	(38)%	31%
Profit (loss)	2,196	1,539	1,022	548	467	3,577	1,364	2,165	803	1,893	6,225	N/M	136%	74%
Profit (loss) attributable to noncontrolling interests	129	36	33	23	52	144	40	33	33	28	134	(46)%	(15)%	(7)%
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	2,067	1,503	989	525	415	3,433	1,324	2,133	770	1,865	6,091	N/M	142%	77%
Profit (loss) attributable to additional equity components	334	85	93	102	109	388	118	125	89	140	472	29%	57%	22%
Profit (loss) attributable to Deutsche Bank shareholders	1,733	1,419	896	423	307	3,044	1,206	2,007	680	1,725	5,619	N/M	154%	85%
Average allocated shareholders' equity	49,142	50,563	51,525	52,606	53,690	52,064	55,026	56,565	58,106	58,841	57,091	10%	1%	10%
Deduct: Average allocated goodwill and other intangible assets[8]	5,985	5,912	5,963	5,990	5,957	5,953	6,040	6,205	6,412	6,433	6,266	8%	0%	5%
Average allocated tangible shareholders' equity	43,157	44,651	45,562	46,616	47,733	46,111	48,986	50,360	51,694	52,409	50,824	10%	1%	10%
Post-tax return on average shareholders' equity[1,3]	3.5%	11.2%	7.0%	3.2%	2.3%	5.8%	8.8%	14.2%	4.7%	11.7%	9.8%	9.4ppt	7.0ppt	4.0ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	4.0%	12.7%	7.9%	3.6%	2.6%	6.6%	9.9%	15.9%	5.3%	13.2%	11.1%	10.6ppt	7.9ppt	4.5ppt
Specific revenue items														
Revenues	24,236	7,468	6,267	6,031	5,747	25,512	7,195	7,692	6,181	6,023	27,090	5%	(3)%	6%
Specific revenue items (for details see divisional pages)	(38)	(9)	(25)	(29)	(11)	(74)	0	(14)	(201)	(264)	(479)	N/M	32%	N/M
Revenues ex-specific items	24,197	7,458	6,241	6,002	5,736	25,438	7,195	7,678	5,980	5,758	26,611	0%	(4)%	5%
Adjusted profit (loss) before tax														
Profit (loss) before tax	3,203	2,315	1,428	853	287	4,882	1,857	2,778	1,077	668	6,379	133%	(38)%	31%
Specific revenue items	(38)	(9)	(25)	(29)	(11)	(74)	0	(14)	(201)	(264)	(479)	N/M	32%	N/M
Transformation charges[1]	328	104	86	570	185	945	38	39	32	22	132	(88)%	(31)%	(86)%
Impairment of goodwill/other intangibles	0	0	0	3	2	5	0	0	0	68	68	N/M	N/M	N/M
Restructuring and severance	671	57	116	41	250	464	(34)	(11)	30	8	(8)	(97)%	(75)%	N/M
Adjusted profit (loss) before tax	4,164	2,467	1,604	1,437	713	6,221	1,862	2,792	939	501	6,094	(30)%	(47)%	(2)%

For footnotes please refer to page 30.

Non-GAAP financial measures (8/9)

Return Ratios and Adjusted profit (loss) before tax - Capital Release Unit

(In € m., unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Return ratios														
Profit (loss) before tax	(2,200)	(410)	(257)	(344)	(353)	(1,364)	(338)	(181)	(216)	(197)	(932)	(44)%	(9)%	(32)%
Profit (loss)	(1,584)	(295)	(185)	(248)	(254)	(982)	(244)	(131)	(156)	(142)	(671)	(44)%	(9)%	(32)%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	(1,584)	(295)	(185)	(248)	(254)	(982)	(244)	(131)	(156)	(142)	(671)	(44)%	(9)%	(32)%
Profit (loss) attributable to additional equity components	48	9	9	10	9	37	9	7	5	7	28	(21)%	61%	(26)%
Profit (loss) attributable to Deutsche Bank shareholders	(1,632)	(304)	(195)	(257)	(263)	(1,019)	(252)	(138)	(160)	(149)	(699)	(43)%	(7)%	(31)%
Average allocated shareholders' equity	6,166	4,837	4,671	4,369	4,094	4,473	3,473	2,940	2,849	2,756	3,018	(33)%	(3)%	(33)%
Deduct: Average allocated goodwill and other intangible assets	142	109	103	92	82	96	72	63	60	51	61	(37)%	(15)%	(36)%
Average allocated tangible shareholders' equity	6,024	4,728	4,568	4,277	4,012	4,377	3,401	2,877	2,789	2,704	2,956	(33)%	(3)%	(32)%
Post-tax return on average shareholders' equity[1,3]	(26.5)%	(25.1)%	(16.7)%	(23.6)%	(25.7)%	(22.8)%	(29.0)%	(18.8)%	(22.5)%	(21.6)%	(23.2)%	4.1ppt	0.9ppt	(0.4)ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	(27.1)%	(25.7)%	(17.1)%	(24.1)%	(26.2)%	(23.3)%	(29.6)%	(19.2)%	(23.0)%	(22.0)%	(23.7)%	4.2ppt	0.9ppt	(0.4)ppt
Specific revenue items														
Revenues	(225)	81	(24)	(36)	5	26	(6)	7	(17)	(12)	(28)	N/M	(30)%	N/M
DVA	8	(2)	1	3	(1)	2	2	3	(2)	3	6	N/M	N/M	N/M
Specific revenue items	8	(2)	1	3	(1)	2	2	3	(2)	3	6	N/M	N/M	N/M
Revenues ex-specific items	(217)	79	(23)	(33)	4	28	(4)	10	(19)	(9)	(22)	N/M	(53)%	N/M
Adjusted profit (loss) before tax														
Profit (loss) before tax	(2,200)	(410)	(257)	(344)	(353)	(1,364)	(338)	(181)	(216)	(197)	(932)	(44)%	(9)%	(32)%
Specific revenue items	8	(2)	1	3	(1)	2	2	3	(2)	3	6	N/M	N/M	N/M
Transformation charges[1]	162	12	13	14	19	57	0	0	0	0	0	N/M	N/M	N/M
Impairment of goodwill/other intangibles	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring and severance	17	0	8	(3)	1	6	1	(2)	0	2	2	46%	N/M	(75)%
Adjusted profit (loss) before tax	(2,013)	(399)	(236)	(330)	(333)	(1,298)	(335)	(180)	(218)	(192)	(925)	(42)%	(12)%	(29)%

For footnotes please refer to page 30.

Non-GAAP financial measures (9/9)

Per Share information and net assets

(In € m., unless stated otherwise)	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q4 2022 vs. Q4 2021	Q4 2022 vs. Q3 2022	FY 2022 vs. FY 2021
Earnings per share measure														
Profit (loss) attributable to Deutsche Bank shareholders after AT1-coupon adjustment (in € m)	**135**	**1,208**	**441**	**281**	**162**	**2,088**	**1,080**	**1,523**	**614**	**1,723**	**4,940**	**N/M**	**181%**	**137%**
Weighted-average shares outstanding	2,108	2,096	2,096	2,096	2,097	2,097	2,092	2,081	2,082	2,084	2,085	(1)%	0%	(1)%
Adjusted weighted-average shares after assumed conversions	2,170	2,140	2,142	2,144	2,153	2,143	2,143	2,115	2,116	2,130	2,126	(1)%	1%	(1)%
Basic earnings per share in €[9]	€ 0.06	€ 0.58	€ 0.21	€ 0.13	€ 0.08	€ 1.00	€ 0.52	€ 0.73	€ 0.29	€ 0.83	€ 2.37	N/M	180%	138%
Diluted earnings per share in €[1,9]	€ 0.06	€ 0.56	€ 0.21	€ 0.13	€ 0.08	€ 0.97	€ 0.50	€ 0.72	€ 0.29	€ 0.81	€ 2.32	N/M	179%	139%
Book value per basic share outstanding														
Total shareholders' equity (book value)	**54,774**	**56,284**	**56,748**	**57,402**	**58,096**	**58,096**	**58,597**	**60,502**	**61,717**	**61,772**	**61,772**	**6%**	**0%**	**6%**
Number of shares issued, in million	2,067	2,067	2,067	2,067	2,067	2,067	2,067	2,067	2,067	2,067	2,067	0%	0%	0%
Treasury shares, in million	(1)	(4)	(3)	(2)	(1)	(1)	(22)	(34)	(30)	(29)	(29)	N/M	(2)%	N/M
Vested share awards, in million	39	32	34	30	35	35	43	47	46	46	46	32%	(2)%	32%
Basic shares outstanding	**2,104**	**2,095**	**2,097**	**2,095**	**2,101**	**2,101**	**2,088**	**2,080**	**2,083**	**2,083**	**2,083**	**(1)%**	**(0)%**	**(1)%**
Book value per basic share outstanding in €	26.03	26.86	27.06	27.40	27.66	27.66	28.06	29.08	29.62	29.65	29.65	7%	0%	7%
Tangible book value per basic share outstanding														
Total shareholders' equity (Book value)	54,774	56,284	56,748	57,402	58,096	58,096	58,597	60,502	61,717	61,772	61,772	6%	0%	6%
Deduct Goodwill and other intangible assets[18]	5,997	6,105	6,104	5,990	6,079	6,079	6,143	6,364	6,573	6,327	6,327	4%	(4)%	4%
Tangible shareholders' equity (tangible book value)	**48,777**	**50,179**	**50,643**	**51,412**	**52,017**	**52,017**	**52,454**	**54,138**	**55,145**	**55,445**	**55,445**	**7%**	**1%**	**7%**
Number of shares issued, in million	2,067	2,067	2,067	2,067	2,067	2,067	2,067	2,067	2,067	2,067	2,067	0%	0%	0%
Treasury shares, in million	(1)	(4)	(3)	(2)	(1)	(1)	(22)	(34)	(30)	(29)	(29)	N/M	(2)%	N/M
Vested share awards, in million	39	32	34	30	35	35	43	47	46	46	46	32%	(2)%	32%
Basic shares outstanding	**2,104**	**2,095**	**2,097**	**2,095**	**2,101**	**2,101**	**2,088**	**2,080**	**2,083**	**2,083**	**2,083**	**(1)%**	**(0)%**	**(1)%**
Tangible book value per basic share outstanding in €	23.18	23.95	24.15	24.54	24.76	24.76	25.12	26.03	26.47	26.61	26.61	7%	1%	7%
Net assets (adjusted), in € bn.														
Total assets[6]	**1,325**	**1,317**	**1,321**	**1,327**	**1,325**	**1,325**	**1,346**	**1,392**	**1,505**	**1,344**	**1,344**	**1%**	**(11)%**	**1%**
Deduct Derivatives (incl. hedging derivatives and derivatives reclassified into hfs) credit line netting	266	227	218	220	239	239	231	247	303	228	228	(5)%	(25)%	(5)%
Deduct Derivatives cash collateral received/paid	83	64	63	62	65	65	58	72	89	70	70	8%	(21)%	8%
Deduct Securities Financing Transactions credit line netting	1	1	1	1	2	2	4	4	11	2	2	14%	(77)%	14%
Deduct Pending settlements netting	12	37	46	41	15	15	34	25	31	17	17	11%	(45)%	11%
Net assets (adjusted)[1,6]	**962**	**987**	**992**	**1,003**	**1,003**	**1,003**	**1,019**	**1,044**	**1,073**	**1,026**	**1,026**	**2%**	**(4)%**	**2%**

For footnotes please refer to page 30.

Definition of certain financial measures and other information (1/4)

Non-GAAP financial measures

This document and other documents the Group has published or may publish contain non-GAAP financial measures. Non-GAAP financial measures are measures of the Group's historical or future performance, financial position or cash flows that contain adjustments that exclude or include amounts that are included or excluded, as the case may be, from the most directly comparable measure calculated and presented in accordance with IFRS in the Group's financial statements.

Return on equity ratios

The Group reports a post-tax return on average shareholders' equity (RoE) and a post-tax return on average tangible shareholders' equity (RoTE), each of which is a non-GAAP financial measure.

The post-tax RoE and RoTE are calculated as profit (loss) attributable to Deutsche Bank shareholders after Additional Tier 1 (AT1) coupon as a percentage of average shareholders' equity and average tangible shareholders' equity, respectively.

Profit (loss) attributable to Deutsche Bank shareholders after AT1 coupon for the segments is a non-GAAP financial measure and is defined as profit (loss) excluding post-tax profit (loss) attributable to noncontrolling interests and after AT1 coupon, which are allocated to segments based on their allocated average tangible shareholders' equity.

For the Group, it reflects the reported effective tax rate which was (2)% for FY 2022, (272)% for Q4 2022, 25% for Q3 2022, 22% for Q2 2022, 26% for Q1 2022, 26% for FY 2021, 424% for Q4 2021, 41% for Q3 2021, 28% for Q2 2021, 35% for Q1 2021 and 39% for FY 2020.

For the segments, the applied tax rate was 28% for all quarters in 2022, for all quarters in 2021 and for FY 2020.

At the Group level, tangible shareholders' equity is shareholders' equity as reported in the consolidated balance sheet excluding goodwill and other intangible assets. Tangible shareholders' equity for the segments is calculated by deducting goodwill and other intangible assets from shareholders' equity as allocated to the segments. Shareholders' equity and tangible shareholders' equity are presented on an average basis.

The Group believes that a presentation of average tangible shareholders' equity makes comparisons to its competitors easier, and refers to this measure in the return on equity ratios presented by the Group. However, average tangible shareholders' equity is not a measure provided for in IFRS, and the Group's ratios based on this measure should not be compared to other companies' ratios without considering differences in the calculations.

Allocation of average shareholders' equity

Shareholders' equity is fully allocated to the Group's segments based on the regulatory capital demand of each segment. Regulatory capital demand reflects the combined contribution of each segment to the Groups' Common Equity Tier 1 (CET1) ratio, the Groups' leverage ratio and the Group's capital loss under stress.

Contributions in each of the three dimensions are weighted to reflect their relative importance and level of constraint for the Group.

Contributions to the CET1 ratio and the leverage ratio are measured through risk-weighted assets (RWA) and leverage ratio exposure. The Group's capital loss under stress is a measure of the Group's overall economic risk exposure under a defined stress scenario.

Goodwill and other intangible assets are directly attributed to the Group's segments in order to allow the determination of allocated tangible shareholders' equity and the respective returns.

Shareholders' equity and tangible shareholders' equity is allocated on a monthly basis and averaged across quarters and for the full year.

Adjusted costs

Adjusted costs is one of the key performance indicators and is a non-GAAP financial measure for which the most directly comparable IFRS financial measure is noninterest expenses. Adjusted costs is calculated by deducting (i) impairment of goodwill and other intangible assets, (ii) net litigation charges and (iii) restructuring and severance (in total referred to as nonoperating costs) from noninterest expenses under IFRS. The Group believes that a presentation of noninterest expenses excluding the impact of these items provides a more meaningful depiction of the costs associated with our operating businesses.

Revenues excluding specific items

Revenues excluding specific items is a performance indicator that is a non-GAAP financial measure most directly comparable to the IFRS financial measure net revenues. Revenues excluding specific items is calculated by adjusting net revenues under IFRS for specific revenue items which generally fall outside the usual nature or scope of the business and are likely to distort an accurate assessment of the divisional operating performance. Excluded items are debt valuation adjustment (DVA) and material transactions or events that are either one-off in nature or belong to a portfolio of connected transactions or events where the P&L impact is limited to a specific period of time. The Group believes that a presentation of net revenues excluding the impact of these items provides a more meaningful depiction of the revenues associated with our business.

Transformation charges

Transformation charges are costs included in adjusted costs that are directly related to Deutsche Bank's transformation as a result of the new strategy announced on July 7, 2019 and certain costs related to incremental or accelerated decisions driven by the changes in our expected operations due to the COVID-19 pandemic. Such charges include the transformation-related impairment of software and real estate, the accelerated software amortization and other transformation charges like onerous contract provisions or legal and consulting fees related to the strategy execution.

Transformation related effects

Transformation related effects are financial impacts, in addition to transformation charges (as defined above), which are recorded outside of adjusted costs. These include goodwill impairments in the second quarter 2019, as well as restructuring and severance expenses from the third quarter 2019 onwards. In addition to the aforementioned pre-tax items, transformation related effects on a post-tax basis include pro forma tax effects on the aforementioned items and deferred tax asset valuation adjustments in connection with the transformation of the Group.

Definition of certain financial measures and other information (3/4)

Adjusted profit (loss) before tax

Adjusted profit (loss) before tax is calculated by adjusting the profit (loss) before tax under IFRS for specific revenue items, transformation charges, impairments of goodwill and other intangibles, as well as restructuring and severance expenses.

Expenses eligible for reimbursement related to Prime Finance

BNP Paribas and Deutsche Bank signed a master transaction agreement to provide continuity of service to Deutsche Bank's Prime Finance and Electronic Equities clients. Under the agreement Deutsche Bank operated the platform until clients could be migrated to BNP Paribas by the end of 2021. Expenses of the transferred business were eligible for reimbursement by BNP Paribas.

Fully loaded CRR/CRD measures

For the comparative periods, in this report certain figures are based on the Capital Requirements Regulation (CRR) definition of own fund instruments (applicable for AT1 capital and T2 capital and figures based thereon, including Tier 1, total capital and leverage ratio) on a "fully loaded" basis. Deutsche Bank calculates such "fully loaded" figures excluding the transitional arrangements for own fund instruments as provided in the currently applicable Capital Requirements Regulation/Capital Requirements Directive (CRR/CRD). For CET1 instruments the bank does not make use of transitional provisions.

Transitional arrangements are applicable for AT1 and T2 instruments. Capital instruments issued on or prior to December 31, 2011, that no longer qualify as AT1 or T2 capital under the fully loaded CRR/CRD as currently applicable are subject to grandfathering rules during the transitional period and are being phased out from 2013 to 2022 with their recognition capped at 20% in 2020 and 10% in 2021 (in relation to the portfolio eligible for grandfathering which was still in issue on December 31, 2012) with grandfathering phasing out completely from January 1, 2022. The current CRR as applicable since June 27, 2019 provides further grandfathering rules for AT1 and T2 instruments issued prior to June 27, 2019.

Thereunder, AT1 and T2 instruments issued through special purpose entities are grandfathered until December 31, 2021. Beyond 2021, transitional arrangements only exist for AT1 and T2 instruments which continue to qualify until June 26, 2025 even if they do not meet certain new requirements that apply since June 27, 2019. The bank had immaterial amounts of such instruments outstanding at yearend 2021, which practically removes the difference between "fully loaded" and "transitional" AT1 and T2 instruments starting from January 1, 2022.

For description of our regulatory measures please refer to our Annual Report 2021 "Management Report: Risk Report: Risk and capital performance".

Net assets (adjusted)

Net assets (adjusted) are defined as IFRS total assets adjusted to reflect the recognition of legal netting agreements, offsetting of cash collateral received and paid and offsetting pending settlements balances. The Group believes that a presentation of net assets (adjusted) makes comparisons to its competitors easier.

Definition of certain financial measures and other information (4/4)

Book value and tangible book value per basic share outstanding

Book value per basic share outstanding and tangible book value per basic share outstanding are non-GAAP financial measures that are used and relied upon by investors and industry analysts as capital adequacy metrics. Book value per basic share outstanding represents the bank's total shareholders' equity divided by the number of basic shares outstanding at period-end. Tangible book value represents the bank's total shareholders' equity less goodwill and other intangible assets. Tangible book value per basic share outstanding is computed by dividing tangible book value by period-end basic shares outstanding.

Core Bank

The Core Bank represents the Group excluding the Capital Release Unit (CRU).

Cost ratios

Cost/income ratio: Noninterest expenses as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income.

Compensation ratio: Compensation and benefits as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income.

Noncompensation ratio: Noncompensation noninterest expenses, which are defined as total noninterest expenses less compensation and benefits, as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income.

Other key ratios

Diluted earnings per share: Profit (loss) attributable to Deutsche Bank shareholders, which is defined as profit (loss) excluding noncontrolling interests, divided by the weighted-average number of diluted shares outstanding. Diluted earnings per share assume the conversion into common shares of outstanding securities or other contracts to issue common stock, such as share options, convertible debt, unvested deferred share awards and forward contracts.

Book value per basic share outstanding: Book value per basic share outstanding is defined as shareholders' equity divided by the number of basic shares outstanding (both at period-end).

Tangible book value per basic share outstanding: Tangible book value per basic share outstanding is defined as shareholders' equity less goodwill and other intangible assets, divided by the number of basic shares outstanding (both at period-end).

Tier 1 capital ratio: Tier 1 capital, as a percentage of the RWA for credit, market and operational risk.

Common Equity Tier 1 capital ratio: Common Equity Tier 1 capital, as a percentage of the RWA for credit, market and operational risk.

Fully loaded CRR/CRD leverage ratio: Tier 1 capital (CRR/CRD fully loaded), as a percentage of the CRR/CRD leverage ratio exposure measure.

Phase-in CRR/CRD leverage ratio: Tier 1 capital (CRR/CRD phase-in), as a percentage of the CRR/CRD leverage ratio exposure measure.

Net interest margin: For Group and divisions, net interest income (before provision for credit losses) as a percentage of average total interest earnings assets. Net interest margins per division are based on their contribution to the Group results.

Average yield on loans: Interest income on loans as a percentage of average loans at amortized cost based upon month-end balances.

Provision for credit losses (bps of loans): Provision for credit losses annualized as basis points of average loans gross of allowances for loan losses, based upon month-end balances.

Footnotes

1. Definitions of certain financial measures are provided on pages 26-29 of this document
2. The reconciliation of average tangible shareholders' equity is provided on pages 17-25 of this document
3. Based on profit (loss) attributable to Deutsche Bank shareholders (post-tax)
4. The reconciliation of adjusted costs is provided on page 3 and 7-13 of this document
5. Includes expenses eligible for reimbursement related to Prime Finance of € 302 million for full-year 2021, € 70 million in Q4 2021, € 71 million in Q3 2021, € 84 million in Q2 2021, € 77 million in Q1 2021, € 360 million for full-year 2020
6. At period-end
7. The leverage ratio exposure is calculated according to CRR as applicable at the reporting date; starting with September 30, 2020, the Group was allowed to exclude certain Euro-based exposures facing Eurosystem central banks from the leverage ratio exposure based on the ECB-decisions (EU) 2020/1306 and (EU) 2021/1074; this exclusion applied until March 31, 2022; the segmental leverage exposures are presented without that exclusion
8. Contains Group-neutral reallocation of central liquidity reserves to business divisions
9. The tax impact is recognized in net income (loss) directly; accordingly, earnings were adjusted by € 479 million, € 363 million and € 349 million before tax for the coupons paid on AT1 notes in May 2022, April 2021 and April 2020, respectively; the coupons paid on AT1 notes are not attributable to Deutsche Bank shareholders and therefore need to be deducted in the calculation in accordance with IAS 33; diluted earnings per common share include the numerator effect of assumed conversions; in case of a net loss potentially dilutive shares are not considered for the earnings per share calculation, because to do so would decrease the net loss per share
10. Includes AT1 notes, which constitute unsecured and subordinated notes of Deutsche Bank and are classified as equity in accordance with IFRS
11. Includes net interest income and net gains (losses) on financial assets/liabilities at fair value through profit or loss, net fee and commission income and remaining revenues
12. Segment assets represent consolidated view, i.e. the amounts do not include intersegment balances (except for central liquidity reserves, shorts coverage, liquidity portfolio and repack reallocations, regarding assets consumed by other segments but managed by CB/IB)
13. Assets under management include assets held on behalf of customers for investment purposes and/or assets that are managed by Deutsche Bank; they are managed on a discretionary or advisory basis or are deposited with Deutsche Bank
14. Annualized management fees divided by average assets under management
15. IFRS 9 introduces a three stage approach to impairment for financial assets that are not credit-impaired at the date of origination or purchase. This approach is summarized as follows:
    Stage 1: The Group recognizes a credit loss allowance at an amount equal to 12-month expected credit losses
    Stage 2: The Group recognizes a credit loss allowance at an amount equal to lifetime expected credit losses for those financial assets which are considered to have experienced a significant increase in credit risk since initial recognition
    Stage 3: The Group recognizes a loss allowance at an amount equal to lifetime expected credit losses, reflecting a probability of default of 100%, via the expected recoverable cash flows for the asset, for those financial assets that are credit-impaired; POCI = Purchased or Originated Credit Impaired
16. Financial assets at amortized cost consist of loans at amortized cost, cash and central bank balances, interbank balances (w/o central banks), central bank funds sold and securities purchased under resale agreements, securities borrowed and certain subcategories of other assets
17. Allowance for credit losses does not include allowance for country risk for amortized cost and off-balance sheet positions
18. Goodwill and other intangible assets attributable to the partial sale of DWS are excluded
19. As mentioned in the Annual Report 2020, in line with ECB/EBA guidance Deutsche Bank has re-published the Pillar 3 Report 2020 calculating all key regulatory metrics based on the proposed shareholder dividend payment of zero; as a result the re-published CET1 capital is € 44.9 billion and the revised key regulatory metrics are: CET1 ratio 13.6%, Tier 1 ratio 15.7%, total capital ratio 17.8%, fully loaded leverage ratio 4.7% as of December 31, 2020
20. From December 31, 2021 onwards there is a change in calculation method; net charge-offs are now divided by average loans instead of total loans
21. Starting with the first quarter of 2022, information is presented as reported as the fully loaded definition has been eliminated as resulting only in an immaterial difference; comparative information for earlier periods is unchanged and based on Deutsche Bank's earlier fully loaded definition
22. Gain on sale of € 312 million, net of transaction-related fees of € 6 million